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                          CREDIT AND SECURITY AGREEMENT

                                  BY AND AMONG

                        PATRICK HACKETT HARDWARE COMPANY
                              WISEBUYS STORES, INC.

                                       AND

                     WELLS FARGO BANK, NATIONAL ASSOCIATION




        Acting through its Wells Fargo Business Credit operating division





                                  March 4, 2008
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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS.............................................................................................1

         Section 1.1       Definitions............................................................................1
         Section 1.2       Other Definitional Terms; Rules of Interpretation.....................................10

ARTICLE II AMOUNT AND TERMS OF THE CREDIT FACILITY...............................................................11

         Section 2.1       Revolving Advances....................................................................11
         Section 2.2       Procedures for Requesting Advances....................................................11
         Section 2.3       Intentionally Omitted.................................................................11
         Section 2.4       Intentionally Omitted.................................................................11
         Section 2.5       Intentionally Omitted.................................................................11
         Section 2.6       Interest; Minimum Loan Balance; Default Interest Rate; Application of
                           Payments; Participations; Usury.......................................................12
         Section 2.7       Fees..................................................................................13
         Section 2.8       Time for Interest Payments; Payment on Non-Business Days; Computation of
                           Interest and Fees.....................................................................14
         Section 2.9       Collateral Account; Sweep of Funds....................................................14
         Section 2.10      Voluntary Prepayment; Reduction of the Maximum Line Amount; Termination of the
                           Credit Facility by the Borrower.......................................................15
         Section 2.11      Mandatory Prepayment..................................................................15
         Section 2.12      Revolving Advances to PayIndebtedness.................................................15
         Section 2.13      Use of Proceeds.......................................................................16
         Section 2.14      Liability Records.....................................................................16

ARTICLE III SECURITY INTEREST; OCCUPANCY; SETOFF.................................................................16

         Section 3.1       Grant of Security Interest............................................................16
         Section 3.2       Notification of Account Debtors and Other Obligors....................................16
         Section 3.3       Assignment of Insurance...............................................................17
         Section 3.4       Occupancy.............................................................................17
         Section 3.5       License...............................................................................17
         Section 3.6       Financing Statement...................................................................18
         Section 3.7       Setoff................................................................................18
         Section 3.8       Collateral............................................................................18

ARTICLE IV CONDITIONS OF LENDING.................................................................................19

         Section 4.1       Conditions Precedent to the Initial Advances..........................................19
         Section 4.2       Conditions Precedent to All Advances..................................................21

ARTICLE V REPRESENTATIONS AND WARRANTIES.........................................................................21

         Section 5.1       Existence and Power; Name; Chief Executive Office; Inventory and Equipment
                           Locations; Federal Employer Identification Number and Organizational
                           Identification Number.................................................................21
         Section 5.2       Capitalization........................................................................22
         Section 5.3       Authorization of Borrowing; No Conflict as to Law or Agreements.......................22
         Section 5.4       Legal Agreements......................................................................22
         Section 5.5       Subsidiaries..........................................................................22
         Section 5.6       Financial Condition; No Adverse Change................................................22
         Section 5.7       Litigation............................................................................23
         Section 5.8       Regulation U..........................................................................23
         Section 5.9       Taxes.................................................................................23
         Section 5.10      Titles and Liens......................................................................23
         Section 5.11      Intellectual Property Rights..........................................................23
         Section 5.12      Plans.................................................................................24
         Section 5.13      Default...............................................................................25
         Section 5.14      Environmental Matters.................................................................25
         Section 5.15      Submissions to Lender.................................................................26
         Section 5.16      Financing Statements..................................................................26
         Section 5.17      Rights to Payment.....................................................................26
         Section 5.18      Financial Solvency....................................................................26

ARTICLE VI COVENANTS.............................................................................................27

         Section 6.1       Reporting Requirements................................................................27
         Section 6.2       Financial Covenants...................................................................30
         Section 6.3       Permitted Liens; Financing Statements.................................................32
         Section 6.4       Indebtedness..........................................................................33
         Section 6.5       Guaranties............................................................................33
         Section 6.6       Investments and Subsidiaries..........................................................33
         Section 6.7       Dividends and Distributions...........................................................34
         Section 6.8       Salaries..............................................................................34
         Section 6.9       Key Person Life Insurance.............................................................34
         Section 6.10      Books and Records; Collateral Examination; Inspection and Appraisals..................34
         Section 6.11      Account Verification..................................................................35
         Section 6.12      Compliance with Laws..................................................................35
         Section 6.13      Payment of Taxes and Other Claims.....................................................36
         Section 6.14      Maintenance of Properties.............................................................36
         Section 6.15      Insurance.............................................................................36
         Section 6.16      Preservation of Existence.............................................................36
         Section 6.17      Delivery of Instruments, etc..........................................................37
         Section 6.18      Sale or Transfer of Assets; Suspension of Business Operations.........................37
         Section 6.19      Consolidation and Merger; Asset Acquisitions..........................................37
         Section 6.20      Sale and Leaseback....................................................................37
         Section 6.21      Restrictions on Nature of Business....................................................38
         Section 6.22      Accounting............................................................................38
         Section 6.23      Discounts, etc........................................................................38
         Section 6.24      Plans.................................................................................38
         Section 6.25      Place of Business; Name...............................................................38
         Section 6.26      Constituent Documents; S Corporation Status...........................................38
         Section 6.27      Performance by the Lender.............................................................38

ARTICLE VII EVENTS OF DEFAULT, RIGHTS AND REMEDIES...............................................................39

         Section 7.1       Events of Default.....................................................................39
         Section 7.2       Rights and Remedies...................................................................41
         Section 7.3       Certain Notices.......................................................................42

ARTICLE VIII MISCELLANEOUS.......................................................................................42

         Section 8.1       No Waiver; Cumulative Remedies; Compliance with Laws..................................42
         Section 8.2       Amendments, Etc.......................................................................42
         Section 8.3       Notices; Communication of Confidential Information; Requests for Accounting...........42
         Section 8.4       Further Documents.....................................................................43
         Section 8.5       Costs and Expenses....................................................................43
         Section 8.6       Indemnity.............................................................................43
         Section 8.7       Participants..........................................................................44
         Section 8.8       Execution in Counterparts; Telefacsimile Execution....................................44
         Section 8.9       Retention of Borrower's Records.......................................................45
         Section 8.10      Binding Effect; Assignment; Complete Agreement; Sharing Information...................45
         Section 8.11      Severability of Provisions............................................................45
         Section 8.12      Headings..............................................................................45
         Section 8.13      Cross Guaranty; Subordination.........................................................45
         Section 8.14      Governing Law; Jurisdiction, Venue; Waiver of Jury Trial..............................45

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                          CREDIT AND SECURITY AGREEMENT

                               Dated March 4, 2008

     PATRICK HACKETT HARDWARE COMPANY, a New York corporation ("Hackett"), WISEBUYS STORES, INC., a Delaware corporation ("WiseBuys") (Hackett and WiseBuys are collectively and individually, the "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION (as more fully defined in Article I herein, the "Lender") acting through its Wells Fargo Business Credit operating division, hereby agree as follows:

ARTICLE I

                                   DEFINITIONS

         Section 1.1 Definitions. Except as otherwise expressly provided in this Agreement, the following terms shall have the meanings given them in this Section:

     "Accounts" shall have the meaning given it under the UCC.

     "Advance" means a Revolving Advance.

     "Affiliate" or "Affiliates" means (a) Seaway Valley Capital Corporation, a Delaware corporation (b) Seaway Valley Fund, LLC, a Delaware limited liability company, (c) Seaway Realty Holdings LLC, a Delaware limited liability company and (d) any other Person controlled by, controlling or under common control with the Borrower, including any Subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

     "Agreement" means this Credit and Security Agreement.

     "Availability" means the amount, if any, by which the Borrowing Base exceeds the outstanding principal balance of the Revolving Note.

     "Book Net Worth" means the aggregate of the Owners' equity in the Borrower, determined in accordance with GAAP, plus loans from Affiliates to the extent payment thereof is fully subordinate to the Indebtedness pursuant to a Subordination Agreement in form and substance acceptable to Lender.

     "Borrowing Base" means at any time the lesser of:

     (a)  The Maximum Line Amount; or

     (b) Subject to change from time to time in the Lender's sole discretion, the sum of:

          (i) The lesser of (A) the product of the Inventory Advance Rate times Eligible Inventory or (B) eighty-five percent (85%) of the Net Orderly Liquidation Value of Eligible Inventory, less

          (ii) The Borrowing Base Reserve, less

          (iii) Indebtedness that the Borrower owes to the Lender that has not yet been advanced on the Revolving Note, and an amount that the Lender in its reasonable discretion finds on the date of determination to be equal to the Lender's net credit exposure with respect to any swap, derivative, foreign exchange, hedge, deposit, treasury management or other similar transaction or arrangement extended to the Borrower by the Lender that is not described in Article II of this Agreement and any indebtedness owed by the Borrower to Wells Fargo Merchant Services, L.L.C.

     "Borrowing  Base  Reserve"  means,  as of any date of  determination,  such amounts (expressed as either a specified amount or as a percentage of a specified category or item) as the Lender may from time to time establish and adjust in reducing Availability (a) to reflect events, conditions, contingencies or risks which, as determined by the Lender, do or may affect (i) the Collateral or its value, (ii) the assets, business or prospects of the Borrower, or (iii) the security interests and other rights of the Lender in the Collateral (including the enforceability, perfection and priority thereof), or (b) to reflect the Lender's judgment that any collateral report or financial information furnished by or on behalf of the Borrower to the Lender is or may have been incomplete, inaccurate or misleading in any material respect, or (c) in respect of any state of facts that the Lender determines constitutes a Default or an Event of Default.

     "Business Day" means a day on which the Federal Reserve Bank of New York is open for business.

     "Capital Expenditures" means for a period, any expenditure of money during such period for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset whether payable currently or in the future.

     "Change of Control" means the occurrence of any of the following events:

     (a) Any Person or "group" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) who is not an Owner on the Funding Date is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a Person will be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than ten percent (10%) of the voting power of all classes of Owners of the Borrower;

     (b) During any consecutive two-year period, individuals who at the beginning of such period constituted the board of Directors of the Borrower (together with any new Directors whose election to such board of Directors, or whose nomination for election by the Owners of the Borrower, was approved by a vote of two thirds of the Directors then still in office who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of Directors of the Borrower then in office; or

     (c) Any one or more of Joseph Ettore, Norman Garrelts and Joe LaChausse shall cease to actively manage the Borrower's day-to-day business activities.

     "Collateral"  means  all of the  Borrower's  Accounts,  chattel  paper  and electronic chattel paper, deposit accounts, documents, Equipment, General Intangibles, goods, instruments, Inventory, Investment Property, letter-of-credit rights, letters of credit, all sums on deposit in any Collateral Account, and any items in any lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) all collateral subject to the Lien of any Security Document; (vi) any money, or other assets of the Borrower that now or hereafter come into the possession, custody, or control of the Lender; (vii) proceeds of any and all of the foregoing; (viii) books and records of the Borrower, including all mail or electronic mail addressed to the Borrower; and (ix) all of the foregoing, whether now owned or existing or hereafter acquired or arising or in which the Borrower now has or hereafter acquires any rights.

     "Collateral Account" means a deposit account described in a Collection Account Agreement.

         "Collection Account Agreement" means, collectively and individually,

     (a) the Deposit Account Control Agreement (Blocked Account) by and among the Borrower, the Lender and Community Bank, N.A., (b) the Deposit Account Control Agreement (Blocked Account) by and among the Borrower, the Lender and Oneida Savings Bank, and (c) any other blocked account established by Borrower with a depositary bank acceptable to Lender in its reasonable discretion for receipt of payments by account debtors and which is subject to a control agreement in favor of Lender and in form and substance acceptable to Lender.

     "Commitment" means the Lender's commitment to make Advances to the Borrower.

     "Constituent Documents" means with respect to any Person, as applicable, such Person's certificate of incorporation, articles of incorporation, by-laws, certificate of formation, articles of organization, limited liability company agreement, management agreement, operating agreement, shareholder agreement, partnership agreement or similar document or agreement governing such Person's existence, organization or management or concerning disposition of ownership interests of such Person or voting rights among such Person's owners.

     "Credit Facility" means the credit facility under which Revolving Advances may be made available to the Borrower by the Lender under Article II.

     "Current Maturities of Long Term Debt" means the amount of the Borrower's long-term debt and capitalized leases which became due during the period being measured.

     "Cut-off Time" means 11:59 a.m. Central Time.

     "Debt" means of a Person as of a given date, all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet for such Person and shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP, provided, however, for purposes of calculating compliance with the Financial Covenants, loans from an Owner to a Borrower to the extent payment thereof is fully subordinate to the Indebtedness pursuant to a Subordination Agreement in form and substance acceptable to Lender, shall not be considered Debt but shall be treated as equity of the subject Borrower.

     "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

     "Default Period" means any period of time beginning on the day a Default or Event of Default occurs and ending on the date identified by the Lender in writing as the date that such Default or Event of Default has been cured or waived.

     "Default Rate" means an annual interest rate in effect during a Default Period or following the Termination Date, which interest rate shall be equal to three percent (3%) over the applicable Floating Rate, as such rate may change from time to time.

     "Director" means a director if the Borrower is a corporation, a governor or manager if the Borrower is a limited liability company, or a general partner if the Borrower is a partnership.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) that is a member of a group which includes the Borrower and which is treated as a single employer under Section 414 of the IRC.

     "Eligible Inventory" means all Inventory of the Borrower, valued at the lower of cost or market in accordance with GAAP; but excluding any Inventory having any of the following characteristics:

          (i) Inventory that is: in-transit; located at any warehouse, job site or other premises not approved by the Lender in writing; not subject to a duly perfected first priority security interest in the Lender's favor; subject to any lien or encumbrance that is subordinate to the Lender's first priority security interest; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any Person; on consignment to any Person or subject to any bailment unless such consignee or bailee has executed an agreement with the Lender;

          (ii) Supplies, packaging, parts or sample Inventory, or customer supplied parts or Inventory;

          (iii) Work-in-process Inventory;

          (iv) Inventory that is damaged, defective, obsolete, slow moving or not currently saleable in the normal course of the Borrower's operations, or the amount of such Inventory that has been reduced by shrinkage;

          (v) Inventory that the Borrower has returned, has attempted to return, is in the process of returning or intends to return to the vendor thereof;

          (vi) Inventory that is perishable or live;

          (vii) Inventory manufactured by the Borrower pursuant to a license unless the applicable licensor has agreed in writing to permit the Lender to exercise its rights and remedies against such Inventory;

          (viii) Inventory that is subject to a Lien in favor of any Person other than the Lender;

          (ix) Inventory stored at locations holding less than ten (10%) of the aggregate value of the Borrower's Inventory; and

          (x) Inventory otherwise deemed ineligible by the Lender in its sole discretion.

     "Environmental Law" means any federal, state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

     "Equipment" shall have the meaning given it under the UCC.

     "Event of Default" is defined in Section 7.1.

     "Financial Covenants" means the covenants set forth in Section 6.2.

     "Floating Rate" means an annual interest rate equal to the sum of the Prime Rate plus one and one-quarter percent (1.25%), which interest rate shall change when and as the Prime Rate changes.

     "Floating Rate Advance" means an Advance bearing interest at the Floating Rate.

     "Funding Date" is defined in Section 2.1.

     "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.6.

     "General Intangibles" shall have the meaning given it under the UCC.

     "Guarantor" means (a) Seaway Valley Capital Corporation, a Delaware corporation, (b) Thomas Scozzafava, and (c) every other Person now or in the future who agrees to guaranty the Indebtedness.

         "Guaranty" means each unconditional continuing guaranty executed by a Guarantor in favor of the Lender.

         "Hazardous Substances" means pollutants, contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

     "Indebtedness" is used herein in its most comprehensive sense and means any and all advances, debts, obligations and liabilities of the Borrower to the Lender, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including under any swap, derivative, foreign exchange, hedge, deposit, treasury management or other similar transaction or arrangement at any time entered into by the Borrower with the Lender or with Wells Fargo Merchant Services, L.L.C., and whether the Borrower may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

     "Indemnified Liabilities" is defined in Section 8.6

     "Indemnitees" is defined in Section 8.6.

     "IRC" means the Internal Revenue Code of 1986, as amended from time to time.

     "Infringement"  or  "Infringing"  when used with  respect  to  Intellectual
Property Rights means any infringement or other violation of Intellectual Property Rights.

     "Intangible Assets" means all intangible assets as determined in accordance with GAAP and including Intellectual Property Rights, goodwill, accounts due from Affiliates, Directors, Officers or employees, customer lists, prepaid expenses, deferred charges or treasury stock or any securities or Debt of the Borrower or any other securities unless the same are readily marketable in the US or entitled to be used as a credit against federal income tax liabilities, non-compete agreements and any other assets designated from time to time by the Lender, in its sole discretion.

     "Intellectual Property Rights" means all actual or prospective rights arising in connection with any intellectual property or other proprietary rights, including all rights arising in connection with copyrights, patents, service marks, trade dress, trade secrets, trademarks, trade names or mask works.

     "Interest Payment Date" is defined in Section 2.8(a).

     "Inventory" shall have the meaning given it under the UCC.

     "Inventory Advance Rate" means up to fifty-five percent (55%), or such lesser rate as the Lender in its sole discretion may deem appropriate from time to time.

     "Investment Property" shall have the meaning given it under the UCC.

     "Lender" means Wells Fargo Bank, National Association in its broadest and most comprehensive sense as a legal entity, and is not limited in its meaning to Lender's Wells Fargo Business Credit operating division, or to any other operating division of Lender.

     "Licensed Intellectual Property" is defined in Section 5.11(c) .

     "Lien" means any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including the interest of each lessor under any capitalized lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a Person, whether now owned or subsequently acquired and whether arising by agreement or operation of law.

     "Life Insurance Assignment" means an Assignment of Life Insurance Policy as Collateral to be executed by the owner and the beneficiary thereof, in form and substance satisfactory to the Lender, granting the Lender a first priority Lien on the Life Insurance Policy and its cash surrender value and any proceeds therefrom to secure payment of the Indebtedness.

     "Life Insurance Policy" is defined in Section 6.9.

     "Loan Documents" means this Agreement, the Revolving Note, each Guaranty, each Subordination Agreement, and the Security Documents, together with every other agreement, note, document, contract or instrument to which the Borrower now or in the future may be a party and which is required by the Lender.

     "Material Adverse Effect" means any of the following:

          (i) A material adverse effect on the business, operations, results of operations, prospects, assets, liabilities or financial condition of the Borrower;

          (ii) A material adverse effect on the ability of the Borrower to perform its obligations under the Loan Documents;

          (iii) A material adverse effect on the ability of the Lender to enforce the Indebtedness or to realize the intended benefits of the Security Documents, including a material adverse effect on the validity or enforceability of any Loan Document or of any rights against any Guarantor, or on the status, existence, perfection, priority (subject to Permitted Liens) or enforceability of any Lien securing payment or performance of the Indebtedness; or

          (iv) Any claim against the Borrower or threat of litigation which if determined adversely to the Borrower would cause the Borrower to be liable to pay an amount exceeding $50,000 or would result in the occurrence of an event described in clauses (i), (ii) or
               (iii) above.

     "Maturity Date" means March 3, 2011.

     "Maximum Line Amount" means $5,000,000, unless this amount is reduced pursuant to Section 2.10, in which event it means such lower amount.

     "Minimum Loan Balance" means $2,250,000.

     "Multiemployer Plan" means a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) to which the Borrower or any ERISA Affiliate contributes or is obligated to contribute.

     "Net Cash Flow" means (a) Net Income (Loss) for the period being measured, plus depreciation, amortization and accrued and unpaid interest on Subordinated Debt, minus (b) the sum of (i) Capital Expenditures paid in cash or cash equivalents, (ii) Current Maturities of Long Term Debt, and (iii) dividends and distributions paid by the Borrower.

     "Net Cash Proceeds" means in connection with any asset sale, the cash proceeds (including any cash payments received by way of deferred payment whether pursuant to a note, installment receivable or otherwise, but only as and when actually received) from such asset sale, net of (i) attorneys' fees, accountants' fees, investment banking fees, brokerage commissions and amounts required to be applied to the repayment of any portion of the Debt secured by a Lien not prohibited hereunder on the asset which is the subject of such sale, and (ii) taxes paid or reasonably estimated to be payable as a result of such asset sale.

     "Net Income" means fiscal year-to-date after-tax net income from continuing operations, including extraordinary losses but excluding extraordinary gains, all as determined in accordance with GAAP; provided, however, to the extent amounts due to a consultant or advisor which have been properly paid or satisfied through the issuance of S-8 Stock have been deducted in calculating Net Income, the amount of such expense shall be added back to Net Income for purposes of computing compliance with Financial Covenants.

     "Net Loss" means fiscal year-to-date after-tax net loss from continuing operations as determined in accordance with GAAP; provided, however, to the extent amounts due to a consultant or advisor which have been properly paid or satisfied through the issuance of S-8 Stock have been deducted in calculating Net Loss, the amount of such expense shall be added back to Net Loss for purposes of computing compliance with Financial Covenants..

     "Net Orderly Liquidation Value" means a professional opinion of the estimated most probable Net Cash Proceeds which could typically be realized at a properly advertised and professionally managed liquidation sale, conducted under orderly sale conditions for an extended period of time (usually six to nine months), under the economic trends existing at the time of the appraisal.

         "Officer" means with respect to the Borrower, an officer if the Borrower is a corporation, a manager if the Borrower is a limited liability company, or a partner if the Borrower is a partnership.

     "OFAC" is defined in Section 6.12(c).

     "Overadvance" means the amount, if any, by which the outstanding principal balance of the Revolving Note is in excess of the then-existing Borrowing Base.

     "Owned Intellectual Property" is defined in Section 5.11(a).

     "Owner" means with respect to the Borrower, each Person having legal or beneficial title to an ownership interest in the Borrower or a right to acquire such an interest.

     "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) maintained for employees of the Borrower or any ERISA Affiliate and covered by Title IV of ERISA.

     "Permitted Lien" and "Permitted Liens" are defined in Section 6.3(a) .

     "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) maintained for employees of the Borrower or any ERISA Affiliate.

     "Premises" means all locations where the Borrower conducts its business or has any rights of possession, including the locations legally described in Exhibit C attached hereto.

     "Prime Rate" means at any time the rate of interest most recently announced by the Lender at its principal office as its Prime Rate, with the understanding that the Prime Rate is one of the Lender's base rates, and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof in such internal publication or publications as the Lender may designate. Each change in the rate of interest shall become effective on the date each Prime Rate change is announced by the Lender.

     "Reportable Event" means a reportable event (as defined in Section 4043 of ERISA), other than an event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the Pension Benefit Guaranty Corporation.

     "Revolving Advance" is defined in Section 2.1.

     "Revolving Note" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto, as same may be renewed and amended from time to time, and all replacements thereto.

     "S-8 Stock" means common stock issued by Seaway Valley Capital Corporation which has been registered under the Securities Act of 1933 (15 U.S.C. 77a et seq.) by use of Form S-8.

     "Security   Documents"  means  this  Agreement,   each  Collection  Account
Agreement, the Life Insurance Assignment, and any other document delivered to the Lender from time to time to secure the Indebtedness.

     "Security Interest" is defined in Section 3.1.

     "Subordinated Creditors" means (a) Seaway Valley Capital Corporation, (b) creditors listed on Schedule 1.1 and (c) every other Person now or in the future who agrees to subordinate indebtedness of the Borrower held by that Person to the payment of the Indebtedness.

     "Subordinated Indebtedness" means indebtedness of Borrowers due to a Subordinated Creditor.

     "Subordination Agreement" means a subordination agreement executed by a Subordinated Creditor in favor of the Lender and acknowledged by the Borrower.

     "Subsidiary" means any Person of which more than fifty percent (50%) of the outstanding ownership interests having general voting power under ordinary circumstances to elect a majority of the board of directors or the equivalent of such Person, regardless of whether or not at the time ownership interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

     "Termination Date" means the earliest of (i) the Maturity Date, (ii) the date the Borrower terminates the Credit Facility, or (iii) the date the Lender demands payment of the Indebtedness, following an Event of Default, pursuant to
Section 7.2.

     "Tangible Net Worth" means Book Net Worth, plus Subordinated Indebtedness, minus Intangible Assets.

     "UCC" means the Uniform Commercial Code in effect in the state designated in this Agreement as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion of this Agreement.

     "Unused Amount" is defined in Section 2.7(b).

     Section 1.2. Other Definitional Terms; Rules of Interpretation. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP. All terms defined in the UCC and not otherwise defined herein have the meanings assigned to them in the UCC. References to Articles, Sections, subsections, Exhibits, Schedules and the like, are to Articles, Sections and subsections of, or Exhibits or Schedules attached to, this Agreement unless otherwise expressly provided. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or". Defined terms include in the singular number the plural and in the plural number the singular. Reference to any agreement (including the Loan Documents), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof (and, if applicable, in accordance with the terms hereof and the other Loan Documents), except where otherwise explicitly provided, and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor. Reference to any law, rule, regulation, order, decree, requirement, policy, guideline, directive or interpretation means as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect on the determination date, including rules and regulations promulgated thereunder.

ARTICLE II

                     AMOUNT AND TERMS OF THE CREDIT FACILITY

     Section 2.1 Revolving Advances. The Lender agrees, subject to the terms and conditions of this Agreement, to make advances ("Revolving Advances") to the Borrower from time to time from the date that all of the conditions set forth in
Section 4.1 are satisfied (the "Funding Date") to and until (but not including) the Termination Date in an amount not in excess of the Maximum Line Amount. The Lender shall have no obligation to make a Revolving Advance to the extent that the amount of the requested Revolving Advance exceeds Availability. The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral. Within the limits set forth in this Section 2.1, the Borrower may borrow, prepay pursuant to Section 2.10, and reborrow.

     Section 2.2 Procedures for Requesting Advances. The Borrower shall comply with the following procedures in requesting Revolving Advances:

     (a) Type of Advances. Each Advance shall be funded as a Floating Rate Advance.

     (b) Time for Requests. The Borrower shall request each Advance so that it is received by Lender not later than the Cut-off Time on the Business Day on which the Advance is to be made. Each request that conforms to the terms of this Agreement shall be effective upon receipt by the Lender, shall be in writing or by telephone or telecopy transmission, and shall be confirmed in writing by the Borrower if so requested by the Lender, by (i) an Officer of the Borrower; or (ii) a Person designated as the Borrower's agent by an Officer of the Borrower in a writing delivered to the Lender; or (iii) a Person whom the Lender reasonably believes to be an Officer of the Borrower or such a designated agent. The Borrower shall repay all Advances even if the Lender does not receive such confirmation and even if the Person requesting an Advance was not in fact authorized to do so. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation by the Borrower that the conditions set forth in
          Section 4.2 have been satisfied as of the time of the request.

     (c) Disbursement. Upon fulfillment of the applicable conditions set forth in Article IV, the Lender shall disburse the proceeds of the requested Advance by crediting the Borrower's operating account maintained with Community Bank, N.A. provided such account is subject to a deposit account control agreement in favor of Lender and in form and substance acceptable to Lender, or by crediting the Borrower's operating account maintained with the Lender (if any), unless the Lender and the Borrower shall agree to another manner of disbursement. The Lender may also initiate an Advance and disburse the proceeds to any third Person in such amounts as the Lender, in its sole discretion, deems necessary to protect its interest in any Collateral or to purchase Collateral or to exercise any other rights granted to it by the Borrower under
          Section 6.27.

         Section 2.3       Intentionally Omitted.

         Section 2.4       Intentionally Omitted.

         Section 2.5       Intentionally Omitted.

         Section 2.6 Interest; Minimum Loan Balance; Default Interest Rate; Application of Payments;
                           Participations; Usury.

     (a) Interest. Except as provided in Section 2.6(d) and Section 2.6(g), the principal amount of each Advance shall bear interest as a Floating Rate Advance.

     (b) Minimum Loan Balance. Notwithstanding any other terms of this Agreement to the contrary, the Borrower shall pay to the Lender interest on Revolving Advances based upon an amount not less than the Minimum Loan Balance each calendar month during the term of this Agreement, and the Borrower shall pay any deficiency between the amount of interest due on the Minimum Loan Balance and the amount of interest otherwise calculated under Section 2.6(a) for Revolving Advances on the first day of each month and on the Termination Date.

     (c)  Intentionally Omitted.

     (d) Default Interest Rate. At any time during any Default Period or following the Termination Date, in the Lender's sole discretion and without waiving any of its other rights or remedies, the principal of the Revolving Note shall bear interest at the Default Rate or such lesser rate as the Lender may determine, effective as of the first day of the fiscal quarter in which any Default Period begins through the last day of such Default Period, or any shorter time period that the Lender may determine. The decision of the Lender to impose a rate that is less than the Default Rate or to not impose the Default Rate for the entire duration of the Default Period shall be made by the Lender in its sole discretion and shall not be a waiver of any of its other rights and remedies, including its right to retroactively impose the full Default Rate for the entirety of any such Default Period or following the Termination Date.

     (e) Application of Payments. Payments shall be applied to the Indebtedness on the Business Day of receipt by the Lender in the Lender's general account, but the amount of principal paid shall continue to accrue interest at the interest rate applicable under the terms of this Agreement from the calendar day the Lender receives the payment, and continuing through the end of the second Business Day following receipt of the payment.

     (f) Participations. If any Person shall acquire a participation in the Advances or the Obligation of Reimbursement, the Borrower shall be obligated to the Lender to pay the full amount of all interest calculated under this Section 2.6, along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than that calculated under this Section 2.6, or otherwise elects to accept less than its prorata share of such fees, charges and other amounts due under this Agreement.

     (g) Usury. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Notwithstanding anything to the contrary contained in any Loan Document, all agreements which either now are or which shall become agreements between the Borrower and the Lender are hereby limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest and other charges exceed the applicable limits imposed by any applicable usury laws. If any payments in the nature of interest, additional interest and other charges made under any Loan Document are held to be in excess of the limits imposed by any applicable usury laws, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the indebtedness evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable usury laws, in compliance with the desires of the Borrower and the Lender. This provision shall never be superseded or waived and shall control every other provision of the Loan Documents and all agreements between the Borrower and the Lender, or their successors and assigns.

         Section 2.7       Fees.

     (a) Origination Fee. The Borrower shall pay the Lender a fully earned and non-refundable origination fee of $50,000, due and payable upon the execution of this Agreement.

     (b) Unused Line Fee. For the purposes of this Section 2.7(b), "Unused Amount" means the Maximum Line Amount reduced by outstanding Revolving Advances. The Borrower agrees to pay to the Lender an unused line fee at the rate of one-half of one percent (0.50%) per annum on the average daily Unused Amount from the date of this Agreement to and including the Termination Date, due and payable monthly in arrears on the first day of the month and on the Termination Date.

     (c) Monthly Monitoring Fee. The Borrower agrees to pay to the Lender a monthly monitoring fee in the amount of $500 per month, due and payable monthly in arrears on the first day of each month and on the Termination Date.

     (d) Collateral Exam Fees. The Borrower shall pay the Lender fees in connection with any collateral exams, audits or inspections conducted by or on behalf of the Lender of any Collateral or of the Borrower's operations or business at the rates established from time to time by the Lender (which fees are currently $950 per day per collateral examiner), together with any related out-of-pocket costs and expenses incurred by the Lender.

     (e)  Intentionally Omitted.

     (f) Termination and Line Reduction Fees. If (i) the Lender terminates the Credit Facility during a Default Period, or if (ii) the Borrower terminates or reduces the Credit Facility on a date prior to the Maturity Date, then the Borrower shall pay the Lender as liquidated damages and not as a penalty a termination fee in an amount equal to a percentage of the Maximum Line Amount (or the reduction of the Maximum Line Amount, as the case may be) calculated as follows: (A) three percent (3%) if the termination or reduction occurs on or before the first anniversary of the Funding Date; (B) two percent (2%) if the termination or reduction occurs after the first anniversary of the Funding Date, but on or before the second anniversary of the Funding Date; and (C) one percent (1%) if the termination or reduction occurs after the second anniversary of the Funding Date.

     (g) Overadvance Fees. The Borrower shall pay an Overadvance fee in the amount of $500 for each day or portion thereof during which an Overadvance exists, regardless of how the Overadvance arises or whether or not the Overadvance has been agreed to in advance by the Lender. The acceptance of payment of an Overadvance fee by the Lender shall not be deemed to constitute either consent to the Overadvance or a waiver of the resulting Event of Default, unless the Lender specifically consents to the Overadvance in writing and waives the Event of Default on whatever conditions the Lender deems appropriate.

     (h) Other Fees and Charges. The Lender may from time to time impose additional fees and charges as consideration for Advances made in excess of Availability or for other events that constitute an Event of Default or a Default hereunder, including fees and charges for the administration of Collateral by the Lender, and fees and charges for the late delivery of reports, which may be assessed in the Lender's sole discretion on either an hourly, periodic, or flat fee basis, and in lieu of or in addition to imposing interest at the Default Rate.

         Section 2.8 Time for Interest Payments; Payment on Non-Business Days; Computation of Interest and Fees.

     (a) Time For Interest Payments. Accrued and unpaid interest shall be due and payable on the first day of each month and on the Termination Date (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of advance to the Interest Payment Date. If an Interest Payment Date is not a Business Day, payment shall be made on the next succeeding Business Day.

     (b) Payment on Non-Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

     (c) Computation of Interest and Fees. Interest accruing on the outstanding principal balance of the Advances and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days.

         Section 2.9       Collateral Account; Sweep of Funds.

     (a)  Collateral Account.

          (i) The Borrower shall cause all proceeds of sales of Inventory to be deposited into a Collateral Account. The Borrower shall also deposit all other cash proceeds of Collateral and all cash proceeds from other property and assets of Borrower (including, without limitation, proceeds from any loss or condemnation of or from the sale or other disposition of any real property) regardless of source or nature directly into a Collateral Account. Until so deposited, the Borrower shall hold all such payments and cash proceeds in trust for and as the property of the Lender and shall not commingle such property with any of its other funds or property. All deposits in a Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of the Indebtedness.

          (ii) All items received by Lender from a depositary bank maintaining a Collateral Account shall be subject to final payment. If any such item is returned uncollected, the Borrower will immediately pay the Lender, or, for items deposited in a Collateral Account, the depositary bank maintaining such account, the amount of that item, or such depositary bank at its discretion may charge any uncollected item to the Borrower's commercial account or other account. The Borrower shall be liable as an endorser on all items deposited in a Collateral Account, whether or not in fact endorsed by the Borrower.

     (b) Sweep of Funds. Funds received by Lender from a depositary bank maintaining a Collateral Account shall be transferred to the Lender's general account for payment of the Indebtedness. Amounts deposited in a Collateral Account shall not be subject to withdrawal by the Borrower, except after payment in full and discharge of all Indebtedness.

     Section  2.10......Voluntary  Prepayment;  Reduction  of the  Maximum  Line
Amount; Termination of the Credit Facility by the Borrower. Except as otherwise provided herein, the Borrower may prepay the Advances in whole at any time or from time to time in part. The Borrower may terminate the Credit Facility or reduce the Maximum Line Amount at any time if it (i) gives the Lender at least 90 days advance written notice prior to the proposed Termination Date, and (ii) pays the Lender applicable termination and reduction fees in accordance with the terms of this Agreement. Any reduction in the Maximum Line Amount shall be in multiples of $100,000, and with a minimum reduction of at least $500,000. If the Borrower terminates the Credit Facility or reduces the Maximum Line Amount to zero, all Indebtedness shall be immediately due and payable, and if the Borrower gives the Lender less than the required 90 days advance written notice, then the interest rate applicable to borrowings evidenced by Revolving Note shall be the Default Rate for the period of time commencing 90 days prior to the proposed Termination Date through the date that the Lender actually receives such written notice. If the Borrower does not wish the Lender to consider renewal of the Credit Facility on the next Maturity Date, then the Borrower shall give the Lender at least 90 days written notice prior to the Maturity Date that it will not be requesting renewal. If the Borrower fails to give the Lender such timely notice, then the interest rate applicable to borrowings evidenced by the Revolving Note shall be the Default Rate for the period of time commencing 90 days prior to the Maturity Date through the date that the Lender actually receives such written notice.

     Section 2.11 Mandatory Prepayment. Without notice or demand, unless the Lender shall otherwise consent in a written agreement that sets forth the terms and conditions which the Lender in its discretion may deem appropriate, including without limitation the payment of an Overadvance fee, if an Overadvance shall at any time exist with respect to the Credit Facility, then the Borrower shall immediately prepay the Revolving Advances to the extent necessary to eliminate such excess. Any voluntary or mandatory prepayment received by the Lender may be applied to the Indebtedness, in such order and in such amounts as the Lender in its sole discretion may determine from time to time.

     Section 2.12 Revolving Advances to Pay Indebtedness. Notwithstanding the terms of Section 2.1, the Lender may, in its discretion at any time or from time to time, without the Borrower's request and even if the conditions set forth in
Section 4.2 would not be satisfied, make a Revolving Advance in an amount equal to the portion of the Indebtedness from time to time due and payable and may deliver the proceeds of any such Revolving Advance to Wells Fargo Merchant Services, L.L.C. in satisfaction of any unpaid obligations due to Wells Fargo Merchant Services, L.L.C.

     Section 2.13 Use of Proceeds. The Borrower shall use the proceeds of Advances for ordinary working capital purposes.

     Section 2.14 Liability Records. The Lender may maintain from time to time, at its discretion, records as to the Indebtedness. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. Upon the Lender's demand, the Borrower will admit and certify in writing the exact principal balance of the Indebtedness that the Borrower then asserts to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrower unless the Borrower gives the Lender specific written notice of exception within 30 days after receipt.

ARTICLE III

                      SECURITY INTEREST; OCCUPANCY; SETOFF

     Section 3.1 Grant of Security Interest. The Borrower hereby pledges, assigns and grants to the Lender, for the benefit of itself and as agent for Wells Fargo Merchant Services, L.L.C., a lien and security interest (collectively referred to as the "Security Interest") in the Collateral, as security for the payment and performance of: (a) all present and future Indebtedness of the Borrower to the Lender; (b) all obligations of the Borrower and rights of the Lender under this Agreement; and (c) all present and future obligations of the Borrower to the Lender of other kinds. Upon request by the Lender, the Borrower will grant to the Lender, for the benefit of itself and as agent for Wells Fargo Merchant Services, L.L.C., a security interest in all commercial tort claims that the Borrower may have against any Person.

     Section 3.2 Notification of Account Debtors and Other Obligors. The Lender may at any time (whether or not a Default Period then exists) notify any account debtor or other Person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor. The Lender may, in the Lender's name or in the Borrower's name, as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

     Section 3.3 Assignment of Insurance. As additional security for the payment and performance of the Indebtedness, the Borrower hereby assigns to the Lender any and all monies (including proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy. Any monies received as payment for any loss under any insurance policy mentioned above (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid over to the Lender to be applied, at the option of the Lender, either to the prepayment of the Indebtedness or shall be disbursed to the Borrower under staged payment terms reasonably satisfactory to the Lender for application to the cost of repairs, replacements, or restorations. Any such repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction.

     Section 3.4 Occupancy.

     (a) The Borrower hereby irrevocably grants to the Lender the right to take exclusive possession of the Premises at any time during a Default Period without notice or consent.

     (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of items that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

     (c) The Lender's right to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Indebtedness and termination of the Credit Facility, and (ii) final sale or disposition of all items constituting Collateral and delivery of all such items to purchasers.

     (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrower will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this
          Section 3.4.

     Section 3.5 License. Without limiting the generality of any other Security Document, the Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all Intellectual Property Rights of the Borrower for the purpose of: (a) completing the manufacture of any in-process materials during any Default Period so that such materials become saleable Inventory, all in accordance with the same quality standards previously adopted by the Borrower for its own manufacturing and subject to the Borrower's reasonable exercise of quality control; and (b) selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

     Section 3.6 Financing Statement. The Borrower authorizes the Lender to file from time to time, such financing statements against collateral described as "all personal property" or "all assets" or describing specific items of collateral including commercial tort claims as the Lender deems necessary or useful to perfect the Security Interest. All financing statements filed before the date hereof to perfect the Security Interest were authorized by the Borrower and are hereby re-authorized. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the Borrower represents and warrants that the following information is true and correct:

                  Name and address of Debtor:

                  Patrick Hackett Hardware Company
                  1223 Pickering Street
                  Ogdensburg, New York 13669
                  Federal Employer Identification No.  15-0329950
                  Organizational Identification No.  None

                  WiseBuys Stores, Inc.
                  10-18 Park Street, Suite 2
                  Gouveneur, New York 13642
                  Federal Employer Identification No.  04-3754372
                  Organizational Identification No.  4439657

                  Name and address of Secured Party:

                  Wells Fargo Bank, National Association
                  119 West 40th Street, 16th Floor
                  New York, New York 10018-2500

     Section 3.7 Setoff. The Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to the Borrower by the Lender, whether or not due, against any Obligation, whether or not due. In addition, each other Person holding a participating interest in any Indebtedness shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrower the amount of such participating interest.

     Section 3.8 Collateral. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third Person, exercises reasonable care in the selection of the bailee or other third Person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application. The Lender has no obligation to clean-up or otherwise prepare the Collateral for sale. The Borrower waives any right it may have to require the Lender to pursue any third Person for any of the Indebtedness.

ARTICLE IV

                              CONDITIONS OF LENDING

     Section 4.1 Conditions Precedent to the Initial Advances. The Lender's obligation to make the initial Advances shall be subject to the condition precedent that the Lender shall have received all of the following, each properly executed by the appropriate party and in form and substance satisfactory to the Lender:

     (a)  This Agreement.

     (b)  The Revolving Note.

     (c)  A true and  correct  copy of any and all leases  pursuant to which the
          Borrower  is  leasing  the   Premises,   together  with  a  landlord's
          disclaimer and consent with respect to each such lease.

     (d) A true and correct copy of any and all mortgages pursuant to which the Borrower has mortgaged the Premises, together with a mortgagee's disclaimer and consent with respect to each such mortgage.

     (e) A true and correct copy of any and all agreements pursuant to which the Borrower's property is in the possession of any Person other than the Borrower, together with, in the case of any goods held by such Person for resale, (i) a consignee's acknowledgment and waiver of Liens, (ii) UCC financing statements sufficient to protect the Borrower's and the Lender's interests in such goods, and (iii) UCC searches showing that no other secured party has filed a financing statement against such Person and covering property similar to the Borrower's other than the Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from the Borrower and the Lender sufficient to protect the Borrower's and the Lender's interests in the Borrower's goods from any claim by such secured party.

     (f) An acknowledgment and waiver of Liens from each warehouse in which the Borrower is storing Inventory.

     (g) A true and correct copy of any and all agreements pursuant to which the Borrower's property is in the possession of any Person other than the Borrower, together with, (i) an acknowledgment and waiver of Liens from each subcontractor who has possession of the Borrower's goods from time to time, (ii) UCC financing statements sufficient to protect the Borrower's and the Lender's interests in such goods, and (iii) UCC searches showing that no other secured party has filed a financing statement covering such Person's property other than the Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from the Borrower and the Lender sufficient to protect the Borrower's and the Lender's interests in the Borrower's goods from any claim by such secured party.

     (h) An acknowledgment and agreement from each licensor in favor of the Lender, together with a true, correct and complete copy of all license agreements.

     (i) The Life Insurance Assignment, and the Life Insurance Policy, together with evidence that the Life Insurance Policy is subject to no assignments or encumbrances other than the Life Insurance Assignment.

     (j)  Each Collection Account Agreement.

     (k) Control agreements with each bank at which the Borrower maintains deposit accounts.

     (l)  Each Subordination Agreement.

     (m) Current searches of appropriate filing offices showing that (i) no Liens have been filed and remain in effect against the Borrower except Permitted Liens or Liens held by Persons who have agreed in writing that upon receipt of proceeds of the initial Advances, they will satisfy, release or terminate such Liens in a manner satisfactory to the Lender, and (ii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

     (n) A certificate of the Borrower's Secretary or Assistant Secretary certifying that attached to such certificate are (i) the resolutions of the Borrower's Directors and, if required, Owners, authorizing the execution, delivery and performance of the Loan Documents, (ii) true, correct and complete copies of the Borrower's Constituent Documents, and (iii) examples of the signatures of the Borrower's Officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

     (o) A current certificate issued by the Secretary of State of the State of New York and by the Secretary of State of the State of Delaware, certifying that the Borrower is in compliance with all applicable organizational requirements of such States.

     (p) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

     (q) A certificate of an Officer of the Borrower confirming, in his personal capacity, the representations and warranties set forth in
          Article V.

     (r) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

     (s) A separate Guaranty from each Guarantor, pursuant to which each Guarantor unconditionally guarantees payment of all or a portion of the Indebtedness.

     (t)  All other Loan Documents.

     (u) An opinion of counsel of Borrower and each Guarantor, addressed to the Lender.

     (v) Payment of all fees due under the terms of this Agreement through the date of the initial Advance hereunder, and payment of all expenses incurred by the Lender through such date and that are required to be paid by the Borrower under this Agreement.

     (w) Evidence that after making the initial Revolving Advance, satisfying all obligations owed to the Borrower's prior lender, satisfying all trade payables older than 90 days from invoice date, book overdrafts and closing costs, Availability shall be not less than $1,000,000.

     (x) A Customer Identification Information form and such other forms and verification as the Lender may need to comply with the U.S.A. Patriot Act.

     (y)  Such other documents as the Lender in its sole discretion may require.

     Section 4.2 Conditions Precedent to All Advances. The Lender's obligation to make each Advance shall be subject to the further conditions precedent that:

     (a) the representations and warranties contained in Article V are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

         (b) no event has occurred and is continuing, or would result from such Advance which constitutes a Default or an Event of Default.

ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Lender as follows:

     Section 5.1 Existence and Power; Name; Chief Executive Office; Inventory and Equipment Locations; Federal Employer Identification Number and Organizational Identification Number. Hackett is a corporation, duly organized, validly existing and in good standing under the laws of the State of New York and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. WiseBuys is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. Each Borrower has all requisite power and authority to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During its existence, the Borrower has done business solely under the names set forth in Schedule 5.1. The Borrower's chief executive office and principal place of business is located at the address set forth in Schedule 5.1, and all of the Borrower's records relating to its business or the Collateral are kept at that location. All Inventory and Equipment is located at that location or at one of the other locations listed in Schedule 5.1. The Borrower's federal employer identification number and organization identification number are correctly set forth in Section 3.6.

     Section 5.2 Capitalization. Schedule 5.2 constitutes a correct and complete list of all ownership interests of the Borrower and rights to acquire ownership interests including the record holder, number of interests and percentage interests on a fully diluted basis, and an organizational chart showing the ownership structure of all Subsidiaries and Affiliates of the Borrower.

     Section 5.3 Authorization of Borrowing; No Conflict as to Law or Agreements. The execution, delivery and performance by the Borrower of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the Borrower's Owners; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) violate any provision of any law, rule or regulation (including Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or of the Borrower's Constituent Documents; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

     Section 5.4 Legal Agreements. This Agreement constitutes and, upon due execution by the Borrower, the other Loan Documents will constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

     Section 5.5 Subsidiaries. Except as set forth in Schedule 5.5 hereto, the Borrower has no Subsidiaries.

     Section 5.6 Financial Condition; No Adverse Change. The Borrower has furnished to the Lender its audited financial statements for its fiscal year ended December 31, 2006, unaudited financial statements of Hackett for the fiscal-year-to-date period ended November 30, 2007 and unaudited financial statements of WiseBuys for the fiscal-year-to-date period ended December 31, 2007 and those statements fairly present the Borrower's financial condition on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with GAAP. Since the date of the most recent financial statements, there has been no change in the Borrower's business, properties or condition (financial or otherwise) which has had a Material Adverse Effect.

     Section 5.7 Litigation. There are no actions, suits or proceedings pending or, to the Borrower's knowledge, threatened against or affecting the Borrower or any of its Affiliates or the properties of the Borrower or any of its Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or any of its Affiliates, would have a Material Adverse Effect on the financial condition, properties or operations of the Borrower or any of its Affiliates.

     Section 5.8 Regulation U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

     Section 5.9 Taxes. The Borrower and its Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. The Borrower and its Affiliates have filed all federal, state and local tax returns which to the knowledge of the Officers of the Borrower or any Affiliate, as the case may be, are required to be filed, and the Borrower and its Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

         Section 5.10 Titles and Liens. The Borrower has good and absolute title to all Collateral free and clear of all Liens other than Permitted Liens. No financing statement naming the Borrower as debtor is on file in any office except to perfect only Permitted Liens.

     Section 5.11 Intellectual Property Rights.

     (a) Owned Intellectual Property. Schedule 5.11 is a complete list of all patents, applications for patents, trademarks, applications to register trademarks, service marks, applications to register service marks, mask works, trade dress and copyrights for which the Borrower is the owner of record (the "Owned Intellectual Property"). Except as disclosed on Schedule 5.11, (i) the Borrower owns the Owned Intellectual Property free and clear of all restrictions (including covenants not to sue a third party), court orders, injunctions, decrees, writs or Liens, whether by written agreement or otherwise,
          (ii) no Person other than the Borrower owns or has been granted any right in the Owned Intellectual Property, (iii) all Owned Intellectual Property is valid, subsisting and enforceable and (iv) the Borrower has taken all commercially reasonable action necessary to maintain and protect the Owned Intellectual Property.

     (b) Agreements with Employees and Contractors. The Borrower has entered into a legally enforceable agreement with each of its employees and subcontractors obligating each such Person to assign to the Borrower, without any additional compensation, any Intellectual Property Rights created, discovered or invented by such Person in the course of such Person's employment or engagement with the Borrower (except to the extent prohibited by law), and further requiring such Person to cooperate with the Borrower, without any additional compensation, in connection with securing and enforcing any Intellectual Property Rights therein; provided, however, that the foregoing shall not apply with respect to employees and subcontractors whose job descriptions are of the type such that no such assignments are reasonably foreseeable.

     (c) Intellectual Property Rights Licensed from Others. Schedule 5.11 is a complete list of all agreements under which the Borrower has licensed Intellectual Property Rights from another Person ("Licensed Intellectual Property") other than readily available, non-negotiated licenses of computer software and other intellectual property used solely for performing accounting, word processing and similar administrative tasks ("Off-the-shelf Software") and a summary of any ongoing payments the Borrower is obligated to make with respect thereto. Except as disclosed on Schedule 5.11 and in written agreements, copies of which have been given to the Lender, the Borrower's licenses to use the Licensed Intellectual Property are free and clear of all restrictions, Liens, court orders, injunctions, decrees, or writs, whether by written agreement or otherwise. Except as disclosed on Schedule 5.11, the Borrower is not obligated or under any liability whatsoever to make any payments of a material nature by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any Intellectual Property Rights.

     (d) Other Intellectual Property Needed for Business. Except for Off-the-shelf Software and as disclosed on Schedule 5.11, the Owned Intellectual Property and the Licensed Intellectual Property constitute all Intellectual Property Rights used or necessary to conduct the Borrower's business as it is presently conducted or as the Borrower reasonably foresees conducting it.

     (e) Infringement. Except as disclosed on Schedule 5.11, the Borrower has no knowledge of, and has not received any written claim or notice alleging, any Infringement of another Person's Intellectual Property Rights (including any written claim that the Borrower must license or refrain from using the Intellectual Property Rights of any third party) nor, to the Borrower's knowledge, is there any threatened claim or any reasonable basis for any such claim.

     Section 5.12 Plans. Except as disclosed to the Lender in writing prior to the date hereof, neither the Borrower nor any ERISA Affiliate (a) maintains or has maintained any Pension Plan, (b) contributes or has contributed to any Multiemployer Plan or (c) provides or has provided post-retirement medical or insurance benefits with respect to employees or former employees (other than benefits required under Section 601 of ERISA, Section 4980B of the IRC or applicable state law). Neither the Borrower nor any ERISA Affiliate has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA, the IRC or applicable state law with respect to any Plan. No Reportable Event exists in connection with any Pension Plan. Each Plan which is intended to qualify under the IRC is so qualified, and no fact or circumstance exists which may have an adverse effect on the Plan's tax-qualified status. Neither the Borrower nor any ERISA Affiliate has (i) any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the IRC) under any Plan, whether or not waived, (ii) any liability under
Section  4201  or  4243  of  ERISA  for  any  withdrawal,   partial  withdrawal,
reorganization or other event under any Multiemployer Plan or (iii) any liability or knowledge of any facts or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than routine claims for benefits under the Plan).

     Section 5.13 Default. The Borrower is in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a Material Adverse Effect.

     Section 5.14 Environmental Matters.

     (a) Except as disclosed on Schedule 5.14, there are not present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any material liability or obligation for either the Borrower or the Lender under the common law of any jurisdiction or under any Environmental Law, and no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such material liability.

     (b) Except as disclosed on Schedule 5.14, the Borrower has not disposed of Hazardous Substances in such a manner as to create any material liability under any Environmental Law.

     (c) Except as disclosed on Schedule 5.14, there have not existed in the past, nor are there any threatened or impending requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation relating in any way to the Premises or the Borrower, alleging material liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto.

     (d) Except as disclosed on Schedule 5.14, the Borrower's businesses are and have in the past always been conducted in accordance with all Environmental Laws and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in the Borrower's possession and are in full force and effect, nor has the Borrower been denied insurance on grounds related to potential environmental liability. No permit required under any Environmental Law is scheduled to expire within 12 months and there is no threat that any such permit will be withdrawn, terminated, limited or materially changed.

     (e) Except as disclosed on Schedule 5.14, the Premises are not and never have been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

     (f) The Borrower has delivered to the Lender all environmental assessments, audits, reports, permits, licenses and other documents describing or relating in any way to the Premises or the Borrower's businesses.

     Section 5.15 Submissions to Lender. All financial and other information provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the credit facilities contemplated hereby (i) is true and correct in all material respects, (ii) does not omit any material fact necessary to make such information not misleading and, (iii) as to projections, valuations or proforma financial statements, presents a good faith opinion as to such projections, valuations and proforma condition and results.

     Section 5.16 Financing Statements. The Borrower has authorized the filing of financing statements sufficient when filed to perfect the Security Interest and the other security interests created by the Security Documents. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral which is capable of being perfected by filing financing statements. None of the Collateral is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

     Section 5.17 Rights to Payment. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrower's records pertaining thereto as being obligated to pay such obligation.

     Section 5.18 Financial Solvency. Both before and after giving effect to the reorganization of the Borrower described on Schedule 6.18 and all of the transactions contemplated in the Loan Documents, none of the Borrower or its
Affiliates:

     (a)  Was or will be  "insolvent",  as that  term  is used  and  defined  in
          Section 101(32) of the United States Bankruptcy Code and Section 2 of the Uniform Fraudulent Transfer Act;

     (b) Has unreasonably small capital or is engaged or about to engage in a business or a transaction for which any remaining assets of the Borrower or such Affiliate are unreasonably small;

     (c) By executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to, nor believes that it will, incur debts beyond its ability to pay them as they mature;

     (d) By executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to hinder, delay or defraud either its present or future creditors; and

     (e) At this time contemplates filing a petition in bankruptcy or for an arrangement or reorganization or similar proceeding under any law of any jurisdiction, nor, to the best knowledge of the Borrower, is the subject of any actual, pending or threatened bankruptcy, insolvency or similar proceedings under any law of any jurisdiction.

ARTICLE VI

                                    COVENANTS

     So long as the  Indebtedness  shall remain unpaid,  or the Credit  Facility
shall  remain   outstanding,   the  Borrower  will  comply  with  the  following
requirements, unless the Lender shall otherwise consent in writing:

     Section 6.1 Reporting Requirements. The Borrower will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

     (a) Annual Financial Statements. As soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, the Borrower's audited financial statements with the unqualified opinion of independent certified public accountants selected by the Borrower and acceptable to the Lender, which annual financial statements shall include the Borrower's balance sheet as at the end of such fiscal year and the related statements of the Borrower's income, retained earnings and cash flows for the fiscal year then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, all in reasonable detail and prepared in accordance with GAAP, together with (i) copies of all management letters prepared by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the Financial Covenants; (iii) a certificate of the Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP, fairly represent the Borrower's financial position and the results of its operations, and whether or not such Officer has knowledge of the occurrence of any Default or Event of Default and, if so, stating in reasonable detail the facts with respect thereto; and (iv) a certificate of Borrower's chief financial officer stating the extent to which any amounts due to a consultant or advisor have been paid or satisfied through the issuance of S-8 Stock and deducted in calculating Net Income reflected in the financial statements delivered to Lender pursuant to this Section 6.1(a).

     (b) Monthly Financial Statements. As soon as available and in any event within 20 days after the end of each month, the unaudited/internal balance sheet and statements of income and retained earnings of the Borrower as at the end of and for such month and for the year to date period then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments and which fairly represent the Borrower's financial position and the results of its operations; and accompanied by a certificate of the Borrower's chief financial officer, substantially in the form of Exhibit B hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly represent the Borrower's financial position and the results of its operations, (ii) whether or not such Officer has knowledge of the occurrence of any Default or Event of Default not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the Financial Covenants including, without limitation, the extent to which any amounts due to a consultant or advisor have been paid or satisfied through the issuance of S-8 Stock and deducted in calculating Net Income reflected in the financial statements delivered to Lender pursuant to this Section 6.1(b).

     (c) Quarterly Financial Statements. As soon as available and in any event within 20 days after the end of each fiscal quarter, the unaudited/internal balance sheet and statements of income and retained earnings of the Borrower as at the end of and for such quarter and for the year to date period then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments and which fairly represent the Borrower's financial position and the results of its operations; and accompanied by a certificate of the Borrower's chief financial officer, substantially in the form of Exhibit B hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly represent the Borrower's financial position and the results of its operations, (ii) whether or not such Officer has knowledge of the occurrence of any Default or Event of Default not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the Financial Covenants including, without limitation, the extent to which any amounts due to a consultant or advisor have been paid or satisfied through the issuance of S-8 Stock and deducted in calculating Net Income reflected in the financial statements delivered to Lender pursuant to this Section 6.1(c).

     (d) Collateral Reports. Within 10 days after the end of each month or more frequently if the Lender so requires, the Borrower's accounts receivable and its accounts payable, a detailed inventory report, an inventory certification report, and a calculation of the Borrower's Accounts, Inventory and Eligible Inventory as at the end of such month or shorter time period.

     (e) Projections. No later than the 30 days prior to the last day of each fiscal year, the Borrower's projected balance sheets, income statements, statements of cash flow and projected Availability for each month of the succeeding fiscal year, each in reasonable detail. Such items will be certified by the Officer who is the Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes and be delivered with a statement of underlying assumptions and such supporting schedules and information as the Lender may in its discretion require.

     (f) Supplemental Reports. On the first Business Day of each calendar week, or more frequently if the Lender so requires, the Borrower's "daily collateral reports", receivables schedules, collection reports, a detailed inventory report, an inventory certification report, copies of invoices to account debtors in excess of $5,000, signed and dated shipment documents and delivery receipts for goods sold to said account debtors in excess of $5,000.

     (g) Litigation. Immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower (i) of the type described in Section 5.14(c) or (ii) which seek a monetary recovery against the Borrower in excess of $50,000.

     (g) Defaults. When any Officer of the Borrower becomes aware of the probable occurrence of any Default or Event of Default, and no later than 5 days after such Officer becomes aware of such Default or Event of Default, notice of such occurrence, together with a detailed statement by a responsible Officer of the Borrower of the steps being taken by the Borrower to cure the effect thereof.

     (h) Plans. As soon as possible, and in any event within 30 days after the Borrower knows or has reason to know that any Reportable Event with respect to any Pension Plan has occurred, a statement signed by the Officer who is the Borrower's chief financial officer setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation. As soon as possible, and in any event within 10 days after the Borrower fails to make any quarterly contribution required with respect to any Pension Plan under Section 412(m) of the IRC, the Borrower will deliver to the Lender a statement signed by the Officer who is the Borrower's chief financial officer setting forth details as to such failure and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation. As soon as possible, and in any event within ten days after the Borrower knows or has reason to know that it has or is reasonably expected to have any liability under Sections 4201 or 4243 of ERISA for any withdrawal, partial withdrawal, reorganization or other event under any Multiemployer Plan, the Borrower will deliver to the Lender a statement of the Borrower's chief financial officer setting forth details as to such liability and the action which the Borrower proposes to take with respect thereto.

     (i) Disputes. Promptly upon knowledge thereof, notice of (i) any disputes or claims by the Borrower's customers exceeding $5,000 individually or $10,000 in the aggregate during any fiscal year; (ii) credit memos; and (iii) any goods returned to or recovered by the Borrower.

     (j) Officers and Directors. Promptly upon knowledge thereof, notice of any change in the persons constituting the Borrower's Officers and Directors.

     (k) Collateral. Promptly upon knowledge thereof, notice of any loss of or material damage to any Collateral or of any substantial adverse change in any Collateral or the prospect of payment thereof.

     (l) Commercial Tort Claims. Promptly upon knowledge thereof, notice of any commercial tort claims it may bring against any Person, including the name and address of each defendant, a summary of the facts, an estimate of the Borrower's damages, copies of any complaint or demand letter submitted by the Borrower, and such other information as the Lender may request.

     (m)  Intellectual Property.

          (i) 30 days prior written notice of Borrower's intent to acquire material Intellectual Property Rights; except for transfers permitted under Section 6.18, the Borrower will give the Lender 30 days prior written notice of its intent to dispose of material Intellectual Property Rights and upon request shall provide the Lender with copies of all proposed documents and agreements concerning such rights.

          (ii) Promptly upon knowledge thereof, notice of (A) any Infringement of its Intellectual Property Rights by others, (B) claims that the Borrower is Infringing another Person's Intellectual Property Rights and (C) any threatened cancellation, termination or material limitation of its Intellectual Property Rights.

          (iii) Promptly upon receipt, copies of all registrations and filings with respect to its Intellectual Property Rights.

     (n) Reports to Owners. Promptly upon their distribution, copies of all financial statements, reports and proxy statements which the Borrower shall have sent to its Owners.

     (o) SEC Filings. Promptly after the sending or filing thereof, copies of all regular and periodic reports which the Borrower shall file with the Securities and Exchange Commission or any national securities exchange.

     (p) Tax Returns of Borrower. As soon as possible, and in any event no later than five days after they are due to be filed, copies of the state and federal income tax returns and all schedules thereto of the Borrower.

     (q) Tax Returns and Personal Financial Statements of Individual Guarantor. As soon as possible and in any event no later than April 30th of each year, the current personal financial statement and state and federal income tax returns and all schedules thereto of Thomas Scozzafava.

     (r) Violations of Law. Promptly upon knowledge thereof, notice of the Borrower's violation of any law, rule or regulation, the non-compliance with which could have a Material Adverse Effect on the Borrower.

     (s) Other Reports. From time to time, with reasonable promptness, any and all receivables schedules, inventory reports, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

Section 6.2       Financial Covenants.

     (a) Minimum Tangible Net Worth. The Borrower will maintain, during each period described below, its Tangible Net Worth, determined as of the end of each such period, in an amount not less than the amount set forth for each such period (numbers appearing between "< >" are negative):

------------------------------------- ---------------------------------------
                                     Minimum
                               Tangible Net Worth
           Quarter Ending
------------------------------------- ---------------------------------------
March 31, 2008                                      $7,079,098
------------------------------------- ---------------------------------------
June 30, 2008                                       $7,230,186
------------------------------------- ---------------------------------------
September 30, 2008                                  $7,383,032
------------------------------------- ---------------------------------------
December 31, 2008                                   $7,961,103
------------------------------------- ---------------------------------------

     (b) Minimum Net Income (non-cumulative). The Borrower will achieve, for each period described below on a non-cumulative basis, Net Income of not less than, or Net Loss of not more than, the amount set forth for each such period (numbers appearing between "< >" are negative):

--------------------------------------- -----------------------------------
            Quarter Ending                     Minimum Net Income/
                                Maximum Net Loss
--------------------------------------- -----------------------------------
March 31, 2008                                      <$512,553>
--------------------------------------- -----------------------------------
June 30, 2008                                        $151,088
--------------------------------------- -----------------------------------
September 30, 2008                                   $152,846
--------------------------------------- -----------------------------------
December 31, 2008                                    $578,071
--------------------------------------- -----------------------------------

     (c) Minimum Net Cash Flow (non-cumulative). The Borrower will achieve, for each period described below on a non-cumulative basis, Net Cash Flow of not less than (or negative Net Cash Flow of not more than) the amount set forth for each such period (numbers appearing between "< >" are negative):

--------------------------------------- -----------------------------------
            Quarter Ending                    Minimum Net Cash Flow
--------------------------------------- -----------------------------------
March 31, 2008                                      <$687,646>
--------------------------------------- -----------------------------------
June 30, 2008                                        $94,425
--------------------------------------- -----------------------------------
September 30, 2008                                   $195,683
--------------------------------------- -----------------------------------
December 31, 2008                                    $620,400
--------------------------------------- -----------------------------------

     (d) Capital Expenditures. The Borrower will not incur or contract to incur Capital Expenditures of more than $400,000 in the aggregate during any fiscal year.

     (e) Establishing Future Financial Covenants. The Borrower acknowledges and agrees that, upon Lender's receipt of projections, satisfactory to Lender in its sole discretion, for the fiscal year ending December 31, 2009 and each fiscal year thereafter from Borrower, Lender shall reset the foregoing Financial Covenants in its reasonable discretion. Borrower agrees to comply with such Financial Covenants, as reset.

     (f)  Availability Reserve; Make Good Provisions.

          (i)  Lender will maintain an  Availability  reserve of $200,000  until
               receipt  by  Borrower  of  additional   equity  or   Subordinated
               Indebtedness pursuant to this Section 6.2(f).

          (ii) Notwithstanding the foregoing Sections 6.2(a) through 6.2(c), Lender and Borrower agree that no Event of Default shall have occurred in the event of a breach of the Financial Covenants set forth in Section 6.(a) (Tangible Net Worth), Section 6.2(b) (Net Income) or Section 6.2(c) (Net Cash Flow) for the fiscal quarters ending March 31, 2008 and June 30, 2008 so long as (A) the variance in any such covenant shall not exceed $500,000 in the aggregate on a year to date basis and (B) Borrower shall cause additional equity or Subordinated Indebtedness in an amount not less than the variance to be deposited into Borrower no later than 15 days after the due date of the financial statements for the applicable reporting period. In the event of a breach of the Financial Covenants described above and Borrower either notifies Lender that it is unable to raise additional equity or Subordinated Indebtedness or does not receive additional equity or Subordinated Indebtedness within the time period provided, the breach shall constitute an Event of Default as of the end of the applicable quarterly fiscal period (March 31, 2008 or June 30, 2008) and not as of the date of notice or failure to receive such amounts.

          (iii) In the event Borrower shall receive additional equity or Subordinated Indebtedness pursuant to this Section 6.2(f), Borrower may repay such amounts to the Owners or Subordinated Creditors who provided such amounts provided that (A) Lender shall have received Borrower's audited financial statements for the fiscal year ending December 31, 2008 as required by Section 6.1(a), the results of which are acceptable to Lender in its discretion not to be unreasonably exercised, (B) Lender shall have received Borrower's projections for the fiscal year ending December 31, 2009, which are acceptable to Lender in its discretion not to be unreasonably exercised, (C) Lender and Borrower shall have agreed upon the reset Financial Covenants pursuant to Section 6.2(e), (D) no Default Period then exists and
               (E) no Default or Event of Default would occur as a result of any such payments being made by Borrower.

         Section 6.3            Permitted Liens; Financing Statements.

     (a) The Borrower will not create, incur or suffer to exist any Lien upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; excluding, however, from the operation of the foregoing, the following (each a "Permitted Lien"; collectively, "Permitted Liens"):

          (i) In the case of any of the Borrower's property which is not Collateral, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Borrower's business or operations as presently conducted;

          (ii) Liens in existence on the date hereof and listed in Schedule 6.3 hereto, securing indebtedness for borrowed money permitted under this Agreement;

          (iii) The  Security   Interest  and  Liens  created  by  the  Security
               Documents; and

          (iv) Purchase money Liens relating to the acquisition of machinery and equipment of the Borrower not exceeding the lesser of cost or fair market value thereof, not exceeding $50,000 in the aggregate during any fiscal year, and so long as no Default Period is then in existence and none would exist immediately after such acquisition.

     (b) The Borrower will not amend any financing statements in favor of the Lender except as permitted by law.

     Section 6.4 Indebtedness. The Borrower will not incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on the Borrower's behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

     (a) Any existing or future Indebtedness or any other obligations of the Borrower to the Lender;

     (b) Any indebtedness of the Borrower in existence on the date hereof and listed in Schedule 6.4 hereto;

     (c)  Any indebtedness relating to Permitted Liens; and

     (d) Any indebtedness of Borrower to an Owner or the other Borrower, provided payment thereof is fully subordinate to the Indebtedness pursuant to a Subordination Agreement in form and substance acceptable to Lender.

     Section 6.5 Guaranties. The Borrower will not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

     (a) The endorsement of negotiable instruments by the Borrower for deposit or collection or similar transactions in the ordinary course of business; and

     (b) Guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in Schedule 6.4 hereto.

     Section 6.6 Investments and Subsidiaries. The Borrower will not make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person or Affiliate, including any partnership or joint venture, nor purchase or hold beneficially any stock or other securities or evidence of indebtedness of any other Person or Affiliate, except:

     (a) Investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poor's Ratings Services or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

     (b) Travel advances or loans to the Borrower's Officers and employees not exceeding at any one time an aggregate of $5,000;

     (c)  Prepaid rent not exceeding one month or security deposits; and

     (d) Current investments in the Subsidiaries in existence on the date hereof and listed in Schedule 5.5 hereto.

     Section 6.7 Dividends and Distributions. The Borrower will not declare or pay any dividends (other than dividends payable solely in stock of the Borrower) on any class of its stock, or make any payment on account of the purchase, redemption or other retirement of any shares of such stock, or other securities or evidence of its indebtedness or make any distribution in respect thereof, either directly or indirectly.

     Section 6.8 Salaries. The Borrower will not pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation; or increase the salary, bonus, commissions, consultant fees or other compensation of any Director, Officer or consultant, or any member of their families, by more than ten percent (10%) in any one year, either individually or for all such persons in the aggregate, or pay any such increase from any source other than profits earned in the year of payment.

     Section 6.9 Key Person Life Insurance. The Borrower shall maintain insurance upon the life of Thomas Scozzafava, with the death benefit thereunder in an amount not less than $1,300,000 (the "Life Insurance Policy"). The right to receive the proceeds of the Life Insurance Policy shall be assigned to the Lender by the Life Insurance Assignment.

     Section 6.10 Books and Records; Collateral Examination, Inspection and Appraisals.

     (a) The Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to the Borrower's business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney, accountant or other agent of the Lender to audit, review, make extracts from or copy any and all company and financial books and records of the Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrower, and to discuss the Borrower's affairs with any of its Directors, Officers, employees or agents.

     (b) The Borrower hereby irrevocably authorizes all accountants and third parties to disclose and deliver to the Lender or its designated agent, at the Borrower's expense, all financial information, books and records, work papers, management reports and other information in their possession regarding the Borrower.

     (c) The Borrower will permit the Lender or its employees, accountants, attorneys or agents, to examine and inspect any Collateral or any other property of the Borrower at any time during ordinary business hours.

     (d) The Lender may also, from time to time, obtain at the Borrower's expense an appraisal of Inventory and other Collateral by an appraiser acceptable to the Lender in its sole discretion.

         Section 6.11      Account Verification.

     (a) The Lender or its agent may at any time and from time to time send or require the Borrower to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender or its agent may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

     (b) The Borrower shall pay when due each account payable due to a Person holding a Permitted Lien (as a result of such payable) on any Collateral.

         Section 6.12      Compliance with Laws.

     (a) The Borrower shall (i) comply, and cause each Subsidiary to comply, with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

     (b) Without limiting the foregoing undertakings, the Borrower specifically agrees that it will comply, and cause each Subsidiary to comply, with all applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required by any Environmental Laws, and will not generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any material liability or obligation under the common law of any jurisdiction or any Environmental Law.

     (c) The Borrower shall (i) ensure, and cause each Subsidiary to ensure, that no Owner shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control ("OFAC"), the Department of the Treasury or included in any Executive Orders, (ii) not use or permit the use of the proceeds of the Credit Facility or any other financial accommodation from the Lender to violate any of the foreign asset control regulations of OFAC or other applicable law, (iii) comply, and cause each Subsidiary to comply, with all applicable Bank Secrecy Act laws and regulations, as amended from time to time, and (iv) otherwise comply with the USA Patriot Act as required by federal law and the Lender's policies and practices.

     Section 6.13 Payment of Taxes and Other Claims. The Borrower will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon any properties of the Borrower; provided, that the Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

         Section 6.14      Maintenance of Properties.

     (a) The Borrower will keep and maintain the Collateral and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this covenant shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the Borrower's judgment, desirable in the conduct of the Borrower's business and not disadvantageous in any material respect to the Lender. The Borrower will take all commercially reasonable steps necessary to protect and maintain its Intellectual Property Rights.

     (b) The Borrower will defend the Collateral against all Liens, claims or demands of all Persons (other than the Lender) claiming the Collateral or any interest therein. The Borrower will keep all Collateral free and clear of all Liens except Permitted Liens. The Borrower will take all commercially reasonable steps necessary to prosecute any Person Infringing its Intellectual Property Rights and to defend itself against any Person accusing it of Infringing any Person's Intellectual Property Rights.

     Section 6.15 Insurance. The Borrower will obtain and at all times maintain insurance with insurers acceptable to the Lender, in such amounts, on such terms (including any deductibles) and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower operates. Without limiting the generality of the foregoing, the Borrower will at all times maintain business interruption insurance including coverage for force majeure and keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit.

     Section 6.16 Preservation of Existence. The Borrower will preserve and maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

     Section 6.17 Delivery of Instruments, etc. Upon request by the Lender, the Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel paper constituting Collateral, duly endorsed or assigned by the Borrower.

     Section 6.18 Sale or Transfer of Assets; Suspension of Business Operations.

     (a) Other than the transfer of assets by WiseBuys to Hackett pursuant to the transaction described on Schedule 6.18 hereto, the Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. Notwithstanding the foregoing, Borrower may transfer real property owned by it as of the date of this Agreement to Seaway Realty Holdings, LLC provided that (v) no Default Period then exists, (w) Seaway Realty Holdings, LLC shall execute and deliver a Guaranty in favor of Lender, (x) Seaway Realty Holdings, LLC shall agree not to incur any Debt secured by such real estate other than (i) the Debt existing as of the date of transfer of the real estate from Borrower and (ii) additional Debt secured by such real estate incurred after the date of this Agreement so long Seaway Realty Holdings, LLC shall remit the proceeds of such additional Debt to Lender for the Borrower's account immediately upon receipt of same, (y) Seaway Realty Holdings, LLC shall agree to remit any proceeds from any loss or condemnation of or from the sale or other disposition of any real property owned by it to Lender for the Borrower's account, provided, however Seaway Realty Holdings, LLC shall not be required to remit to Lender any lease payments received by it from Borrower, and (z) Seaway Realty Holdings, LLC shall execute and deliver a landlord's disclaimer and consent, in favor of Lender, in form and substance acceptable to Lender.

     (b) The Borrower will not transfer any part of its ownership interest in any Intellectual Property Rights and will not permit any agreement under which it has licensed Licensed Intellectual Property to lapse, except that the Borrower may transfer such rights or permit such agreements to lapse if it shall have reasonably determined that the applicable Intellectual Property Rights are no longer useful in its business. If the Borrower transfers any Intellectual Property Rights for value, the Borrower will pay over the proceeds to the Lender for application to the Indebtedness. The Borrower will not license any other Person to use any of the Borrower's Intellectual Property Rights, except that the Borrower may grant licenses in the ordinary course of its business in connection with sales of Inventory or provision of services to its customers.

     Section 6.19 Consolidation and Merger; Asset Acquisitions. The Borrower will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person other than pursuant to the transaction described on Schedule 6.18 hereto.

     Section 6.20 Sale and Leaseback. The Borrower will not enter into any arrangement, directly or indirectly, with any other Person whereby the Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

     Section 6.21 Restrictions on Nature of Business. The Borrower will not engage in any line of business materially different from that presently engaged in by the Borrower and will not purchase, lease or otherwise acquire assets not related to its business.

     Section 6.22 Accounting. The Borrower will not adopt any material change in accounting principles other than as required by GAAP. The Borrower will not adopt, permit or consent to any change in its fiscal year.

     Section 6.23 Discounts, etc. After notice from the Lender, the Borrower will not grant any discount, credit or allowance to any customer of the Borrower or accept any return of goods sold. The Borrower will not at any time modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Borrower.

     Section 6.24 Plans. Except as disclosed to the Lender in writing prior to the date hereof, neither the Borrower nor any ERISA Affiliate will (i) adopt, create, assume or become a party to any Pension Plan, (ii) incur any obligation to contribute to any Multiemployer Plan, (iii) incur any obligation to provide post-retirement medical or insurance benefits with respect to employees or former employees (other than benefits required by law) or (iv) amend any Plan in a manner that would materially increase its funding obligations.

     Section 6.25 Place of Business; Name. The Borrower will not transfer its chief executive office or principal place of business, or move, relocate, close or sell any business location. The Borrower will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrower will not change its name or jurisdiction of organization.

     Section 6.26 Constituent Documents; S Corporation Status. The Borrower will not amend its Constituent Documents. The Borrower will not become an S Corporation.

     Section 6.27 Performance by the Lender. If the Borrower at any time fails to perform or observe any of the foregoing covenants contained in this Article VI or elsewhere herein, and if such failure shall continue for a period of ten calendar days after the Lender gives the Borrower written notice thereof (or in the case of the agreements contained in Section 6.13 and Section 6.15, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including the payment of taxes, the satisfaction of Liens, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Default Rate. To facilitate the Lender's performance or observance of such covenants of the Borrower, the Borrower hereby irrevocably appoints the Lender, or the Lender's delegate, acting alone, as the Borrower's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements required to be obtained, executed, delivered or endorsed by the Borrower hereunder.

ARTICLE VII

                     EVENTS OF DEFAULT, RIGHTS AND REMEDIES

     Section 7.1 Events of Default. "Event of Default", wherever used herein, means any one of the following events:

     (a) Default in the payment of the Revolving Note, any Obligation of Reimbursement, or any default with respect to any other Indebtedness due from Borrower to Lender as such Indebtedness becomes due and payable;

     (b) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in this Agreement;

     (c) An Overadvance arises as the result of any reduction in the Borrowing Base, or arises in any manner on terms not otherwise approved of in advance by the Lender in writing;

     (d)  A Change of Control shall occur;

     (e) Any Financial Covenant shall become inapplicable due to the lapse of time and the failure of the Lender and the Borrower to come to any agreement to amend any such covenant to cover future periods that is acceptable to the Lender in the Lender's sole discretion;

     (f) The Borrower or any Guarantor shall be or become insolvent, or admit in writing its or his inability to pay its or his debts as they mature, or make an assignment for the benefit of creditors; or the Borrower or any Guarantor shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or him or for all or any substantial part of its or his property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrower or such Guarantor, as the case may be; or the Borrower or any Guarantor shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it or him under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower or any such Guarantor; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower or any Guarantor;

     (g) A petition shall be filed by or against the Borrower or any Guarantor under the United States Bankruptcy Code or the laws of any other jurisdiction naming the Borrower or such Guarantor as debtor;

     (h) The Life Insurance Policy shall be terminated, by the Borrower or otherwise; or the Life Insurance Policy shall be scheduled to terminate within 30 days and the Borrower shall not have delivered a renewal thereof or substitute therefor to the Lender; or the Borrower shall fail to pay any premium on the Life Insurance Policy when due; or the Borrower shall take any other action that impairs the value of the Life Insurance Policy;

     (i) Any representation or warranty made by the Borrower in this Agreement, by any Guarantor in any Guaranty delivered to the Lender, or by the Borrower (or any of its Officers) or any Guarantor in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement or any such Guaranty shall be incorrect in any material respect;

     (j) The rendering against the Borrower of an arbitration award, final judgment, decree or order for the payment of money in excess of $50,000 and the continuance of such arbitration award, judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution;

     (k) A default under any bond, debenture, note or other evidence of material indebtedness of the Borrower owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any material lease or other contract, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument, lease or contract;

     (l) Any Reportable Event, which the Lender determines in good faith might constitute grounds for the termination of any Pension Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Pension Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Pension Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan; or the Borrower or any ERISA Affiliate shall have filed for a distress termination of any Pension Plan under Title IV of ERISA; or the Borrower or any ERISA Affiliate shall have failed to make any quarterly contribution required with respect to any Pension Plan under Section 412(m) of the IRC, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a Lien on the Borrower's assets in favor of the Pension Plan; or any withdrawal, partial withdrawal, reorganization or other event occurs with respect to a Multiemployer Plan which results or could reasonably be expected to result in a material liability of the Borrower to the Multiemployer Plan under Title IV of ERISA;

     (m)  An event of default shall occur under any Security Document;

     (n) Default in the payment of any amount owed by the Borrower to the Lender other than any Indebtedness arising hereunder;

     (o) Any Guarantor shall repudiate, purport to revoke or fail to perform any obligation under such Guaranty in favor of the Lender, any individual Guarantor shall die or any other Guarantor shall cease to exist;

     (p) The Borrower shall take or participate in any action which would be prohibited under the provisions of any Subordination Agreement or make any payment with respect to indebtedness that has been subordinated pursuant to any Subordination Agreement in violation of such Subordination Agreement;

     (q) The Lender believes in good faith that the prospect of payment in full of any part of the Indebtedness, or that full performance by the Borrower under the Loan Documents, is impaired, or that there has occurred any material adverse change in the business or financial condition of the Borrower;

     (r) There has occurred any breach, default or event of default by or attributable to, any Affiliate under any agreement between the Affiliate and the Lender; or

     (s) The indictment of any Director, Officer, Guarantor, or any Owner of the Borrower for a felony offence under state or federal law.

     Section 7.2 Rights and Remedies. During any Default Period, the Lender may exercise any or all of the following rights and remedies:

     (a) The Lender may, by notice to the Borrower, declare the Commitment to be terminated, whereupon the same shall forthwith terminate;

     (b) The Lender may, by notice to the Borrower, declare the Indebtedness to be forthwith due and payable, whereupon all Indebtedness shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which the Borrower hereby expressly waives;

     (c) The Lender may, without notice to the Borrower and without further action, apply any and all money owing by the Lender to the Borrower to the payment of the Indebtedness;

     (d) The Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral (with or without giving any warranties as to the Collateral, title to the Collateral or similar warranties), and, in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

     (e) Intentionally omitted;

     (f) The Lender may exercise and enforce its rights and remedies under the Loan Documents;

     (g) The Lender may without regard to any waste, adequacy of the security or solvency of the Borrower, apply for the appointment of a receiver of the Collateral, to which appointment the Borrower hereby consents, whether or not foreclosure proceedings have been commenced under the Security Documents and whether or not a foreclosure sale has occurred; and (h) The Lender may exercise any other rights and remedies available to it by law or agreement.

          Notwithstanding the foregoing, upon the occurrence of an Event of Default described in Section 7.1(f) or (g), the Indebtedness shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind. If the Lender sells any of the Collateral on credit, the Indebtedness will be reduced only to the extent of payments actually received. If the purchaser fails to pay for the Collateral, the Lender may resell the Collateral and shall apply any proceeds actually received to the Indebtedness.

     Section 7.3 Certain Notices. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 8.3) at least ten calendar days before the date of intended disposition or other action.

ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.1 No Waiver; Cumulative Remedies; Compliance with Laws. No failure or delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law. The Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

     Section 8.2 Amendments, Etc. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

     Section 8.3 Notices; Communication of Confidential Information; Requests for Accounting. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation,
(d) transmitted by telecopy, or (e) sent as electronic mail, in each case delivered or sent to the party to whom notice is being given to the business address, telecopier number, or e mail address set forth below next to its signature or, as to each party, at such other business address, telecopier number, or e mail address as it may hereafter designate in writing to the other party pursuant to the terms of this Section. All such notices, requests, demands and other communications shall be deemed to be an authenticated record communicated or given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date delivered to the courier if delivered by overnight courier, or (d) the date of transmission if sent by telecopy or by e mail, except that notices or requests delivered to the Lender pursuant to any of the provisions of Article II shall not be effective until received by the Lender. All notices, financial information, or other business records sent by either party to this Agreement may be transmitted, sent, or otherwise communicated via such medium as the sending party may deem appropriate and commercially reasonable; provided, however, that the risk that the confidentiality or privacy of such notices, financial information, or other business records sent by either party may be compromised shall be borne exclusively by the Borrower. All requests for an accounting under Section 9-210 of the UCC (i) shall be made in a writing signed by a Person authorized under
Section 2.2(b), (ii) shall be personally delivered, sent by registered or certified mail, return receipt requested, or by overnight courier of national reputation, (iii) shall be deemed to be sent when received by the Lender and
(iv) shall otherwise comply with the requirements of Section 9-210 of the UCC. The Borrower requests that the Lender respond to all such requests which on their face appear to come from an authorized individual and releases the Lender from any liability for so responding. The Borrower shall pay the Lender the maximum amount allowed by law for responding to such requests.

     Section 8.4 Further Documents. The Borrower will from time to time execute, deliver, endorse and authorize the filing of any and all instruments, documents, conveyances, assignments, security agreements, financing statements, control agreements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the Borrower executes, delivers, endorses or authorizes the filing of any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

     Section 8.5 Costs and Expenses. The Borrower shall pay on demand all costs and expenses, including reasonable attorneys' fees, incurred by the Lender in connection with the Indebtedness, this Agreement, the Loan Documents, and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Indebtedness and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest.

     Section 8.6 Indemnity.  In addition to the payment of expenses  pursuant to
Section 8.5, the Borrower shall indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

          (i) Any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;

          (ii) Any claims, loss or damage to which any Indemnitee may be subjected if any representation or warranty contained in Section
               5.14 proves to be incorrect in any respect or as a result of any violation of the covenant contained in Section 6.12(b) ; and

          (iii) Any and all other liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

               If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Borrower, or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrower's sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligations under this Section 8.6 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder.

     Section 8.7 Participants. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

     Section 8.8 Execution in Counterparts; Telefacsimile Execution. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement or any other Loan Document by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement or such other Loan Document. Any party delivering an executed counterpart of this Agreement or any other Loan Document by telefacsimile also shall deliver an original executed counterpart of this Agreement or such other Loan Document but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement or such other Loan Document.

     Section 8.9 Retention of Borrower's Records. The Lender shall have no obligation to maintain any electronic records or any documents, schedules, invoices, agings, or other papers delivered to the Lender by the Borrower or in connection with the Loan Documents for more than 30 days after receipt by the Lender. If there is a special need to retain specific records, the Borrower must inform the Lender of its need to retain those records with particularity, which must be delivered in accordance with the notice provisions of Section 8.3 within 30 days of the Lender taking control of same.

     Section 8.10 Binding Effect; Assignment; Complete Agreement; Sharing Information. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the Lender's prior written consent. To the extent permitted by law, the Borrower waives and will not assert against any assignee any claims, defenses or set-offs which the Borrower could assert against the Lender. This Agreement shall also bind all Persons who become a party to this Agreement as a borrower. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. To the extent that any provision of this Agreement contradicts other provisions of the Loan Documents, this Agreement shall control. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender and each direct and indirect subsidiary of Wells Fargo & Company may share with each other any information that they may have in their possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to all such sharing of information.

     Section 8.11 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     Section 8.12 Headings. Article, Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 8.13 Cross Guaranty; Subordination.

     (a) Guaranty. Each Borrower hereby agrees that such Borrower is jointly and severally liable for, and hereby absolutely and unconditionally guarantees to Lender, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Indebtedness owed or hereafter owing to Lender by each other Borrower. Each Borrower agrees that its guaranty obligation hereunder is a continuing guaranty of payment and performance and not of collection, that its obligations under this Section shall not be discharged until payment and performance, in full, of the Indebtedness has occurred, and that its obligations under this Section shall be absolute and unconditional, irrespective of, and unaffected by:

          (1) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Loan Document or any other agreement, document or instrument to which any Borrower is or may become a party;

          (2) the absence of any action to enforce this Agreement (including this Section) or any other Loan Document or the waiver or consent by Lender with respect to any of the provisions thereof;

          (3) the existence, value or condition of, or failure to perfect its security interest in or lien against, any security for the Indebtedness or any action, or the absence of any action, by Lender in respect thereof (including the release of any such security);

          (4)  the insolvency of any Borrower or Guarantor; or

          (5) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

         Each Borrower shall be regarded, and shall be in the same position, as principal debtor with respect to the Indebtedness guaranteed hereunder.

     (b) Waivers by Borrower. Each Borrower expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to subrogation, to compel Lender to marshal assets or to proceed in respect of the Indebtedness guaranteed hereunder against any other Borrower or Guarantor, any other party or against any security for the payment and performance of the Indebtedness before proceeding against, or as a condition to proceeding against, such Borrower. It is agreed among each Borrower and Lender that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for the provisions of this Section and such waivers, the Lender would decline to enter into this Agreement.

     (c) Benefit of Guaranty. Each Borrower agrees that the provisions of this Section are for the benefit of the Lender and its successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any other Borrower and the Lender, the obligations of such other Borrower under the Loan Documents.

     (d) Election of Remedies. If the Lender may, under applicable law, proceed to realize its benefits under any of the Loan Documents giving Lender a security interest in or lien upon any Collateral, whether owned by any Borrower or by any Guarantor, either by judicial foreclosure or by non-judicial sale or enforcement, the Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Section. If, in the exercise of any of its rights and remedies, Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Borrower or any other Guarantor, whether because of any applicable laws pertaining to "election of remedies" or the like, each Borrower hereby consents to such action by Lender and waives any claim based upon such action. Any election of remedies that results in the denial or impairment of the right of Lender to seek a deficiency judgment against any Borrower shall not impair any other Borrower's obligation to pay the full amount of the Indebtedness. In the event Lender shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Loan Documents, Lender may bid all or less than the amount of the Indebtedness and the amount of such bid need not be paid by Lender but shall be credited against the Indebtedness. The amount of the successful bid at any such sale, whether Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Indebtedness shall be conclusively deemed to be the amount of the Indebtedness guaranteed under this Section, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Lender might otherwise be entitled but for such bidding at any such sale.

     (e)  Liability  Cumulative.  The  liability  of each  Borrower  under  this
          Section 8.13 is in addition to and shall be cumulative with all liabilities of each Borrower to Lender under this Agreement and the other Loan Documents to which such Borrower is a party or in respect of any Indebtedness or obligation of the other Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

     (f)  Subordination.

          (1) Each Borrower covenants and agrees that during a Default Period the payment of all indebtedness, principal, interest (including interest which accrues after the commencement of any case or proceeding in bankruptcy, or for the reorganization of any Borrower or Guarantor), fees, charges, expenses, attorneys' fees and any other sum, obligation or liability owing by any other Borrower to such Borrower, including any intercompany loans or trade payables or royalty or licensing fees (collectively, the "Intercompany Obligations"), is subordinated, to the extent and in the manner provided in this Section 8.13(f), to the prior payment in full of all Indebtedness (herein, the "Senior Obligations") and that the subordination is for the benefit of the Lender, and Lender may enforce such provisions directly.

          (2) Each Borrower executing this Agreement hereby (i) authorizes Lender to demand specific performance of the terms of this
               Section 8.13(f), whether or not any other Borrower shall have complied with any of the provisions hereof applicable to it, at any time when such Borrower shall have failed to comply with any provisions of this Section 8.13 which are applicable to it and
               (ii) irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

          (3) Upon any distribution of assets of any Borrower in any dissolution, winding up, liquidation or reorganization (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

               (i) The Lender shall first be entitled to receive payment in full in cash of the Senior Obligations before any Borrower is entitled to receive any payment on account of the Intercompany Obligations.

               (ii) Any payment or distribution of assets of any Borrower of any kind or character, whether in cash, property or securities, to which any other Borrower would be entitled except for the provisions of this Section 8.13(f)(3), shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the Lender, to the extent necessary to make payment in full of all Senior Obligations remaining unpaid after giving effect to any concurrent payment or distribution or provisions therefor to the Lender.

               (iii) In the event that  notwithstanding the foregoing provisions of this Section 8.13(f)(3), any payment or distribution of assets of any Borrower of any kind or character, whether in cash, property or securities, shall be received by any other Borrower on account of the Intercompany Obligations before all Senior Obligations are paid in full, such payment or distribution shall be received and held in trust for and shall be paid over to the Lender for application to the payment of the Senior Obligations until all of the Senior Obligations shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the Lender.

     No right of the Lender or any other present or future holders of any Senior Obligations to enforce the subordination provisions herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Borrower or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by any Borrower with the terms hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

     Section 8.14 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. The Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the State of New York in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient; (iii) agree that any litigation initiated by the Lender or the Borrower in connection with this Agreement or the other Loan Documents may be venued in either the state or federal courts located in the City of New York, New York County, New York; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                            [Signature page follows]

--------------------------------------------------------------------------------
THE BORROWER AND THE LENDER WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION AT LAW OR IN EQUITY OR IN ANY OTHER PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.
--------------------------------------------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date set forth in the initial caption of this Agreement.

Patrick Hackett Hardware Company          PATRICK HACKETT HARDWARE COMPANY
1223 Pickering Street
Ogdensburg, New York 13669                By:
                                          ---------------------------
Telecopier:_________________              Print Name:
                                                     ----------------
Attention: _________________              Print Title:
                                                     ----------------
e-mail:    _________________

WiseBuys Stores, Inc.                     WISEBUYS STORES, INC.
10-18 Park Street, Suite 2
Gouveneur, New York 13642                 By:
                                          ------------------------
Telecopier:_________________              Print Name:
                                                     ----------------
Attention: _________________              Print Title:
                                                     ----------------
e-mail:    _________________

Wells Fargo Bank, National Association    WELLS FARGO BANK,
119 West 40th Street, 16th Floor          NATIONAL ASSOCIATION
New York, New York 10018-2500
Telecopier: (646) 728-3279
Attention:    Relationship Manager for Patrick Hackett
                                          By:
                                          ------------------------
              Hardware Company            Robert Kruger, Vice President
e-mail:       Robert.Kruger@wellsfargo.com
              Christopher.Hill@wellsfargo.com

NJ 226,319,137v9 2/15/2008
Credit and Security Agreement ver. 1
                         Table of Exhibits and Schedules


Exhibit A                  Form of Revolving Note

Exhibit B                  Compliance Certificate

Exhibit C                  Premises

Schedule 5.1 Trade Names, Chief Executive Office, Principal Place of Business, and Locations of Collateral

Schedule 5.2               Capitalization and Organizational Chart

Schedule 5.5               Subsidiaries

Schedule 5.7               Litigation Matters

Schedule 5.11              Intellectual Property Disclosures

Schedule 5.14              Environmental Matters

Schedule 6.3               Permitted Liens

Schedule 6.4               Permitted Indebtedness and Guaranties

Schedule 6.18 Transaction between WiseBuys Stores, Inc. and Patrick Hackett Hardware Company

NJ 226,319,137v9 2/15/2008
Credit and Security Agreement ver. 1                     A-1

                   Exhibit A to Credit and Security Agreement


                                 REVOLVING NOTE


$5,000,000                                                        March 4, 2008

         For value received, the undersigned, PATRICK HACKETT HARDWARE COMPANY, a New York corporation and WISEBUYS STORES, INC., a Delaware corporation (collectively and individually, jointly and severally, the "Borrower"), hereby promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Lender"), acting through its Wells Fargo Business Credit operating division, on the Termination Date referenced in the Credit and Security Agreement dated the same date as this Revolving Note that was entered into by the Lender and the Borrower (as amended from time to time, the "Credit Agreement"), at Lender's office located at 119 West 40th Street, 16th Floor, New York, New York 10018-2500, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Five Million Dollars ($5,000,000) or the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrower under the Credit Agreement, together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Revolving Note is fully paid at the rate from time to time in effect under the Credit Agreement.

         This Revolving Note is the Revolving Note referenced in the Credit Agreement, and is subject to the terms of the Credit Agreement, which provides, among other things, for acceleration hereof. Principal and interest due hereunder shall be payable as provided in the Credit Agreement, and this Revolving Note may be prepaid only in accordance with the terms of the Credit Agreement. This Revolving Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

         The Borrower shall pay all costs of collection, including reasonable attorneys' fees and legal expenses if this Revolving Note is not paid when due, whether or not legal proceedings are commenced.

                 REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

         Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                          PATRICK HACKETT HARDWARE COMPANY


                          By:__________________________________________________
                          Print Name:__________________________________________
                          Print Title:_________________________________________


                          WISEBUYS STORES, INC.


                          By:__________________________________________________
                          Print Name:__________________________________________
                          Print Title:_________________________________________

NJ 226,319,137v9 2/15/2008
Credit and Security Agreement ver. 1                     C-6
                   Exhibit B to Credit and Security Agreement


                             COMPLIANCE CERTIFICATE


To:               Wells Fargo Bank, National Association
Date:             [___________________, 200____]
Subject:          Financial Statements

         In accordance with our Credit and Security Agreement dated February ___, 2008 (as amended from time to time, the "Credit Agreement"), attached are the financial statements of Patrick Hackett Hardware Company, a New York corporation and WiseBuys Stores, Inc., a Delaware corporation (collectively and individually, the "Borrower") dated [_________________, 200__ _](the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

         A._______Preparation and Accuracy of Financial Statements. I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition as of the Reporting Date.

         B._______Name of Borrower; Merger and Consolidation Related Issues.
                  I certify that:

         (Check one)

                  The Borrower has not, since the date of the Credit Agreement, changed its name or jurisdiction of organization, nor has it consolidated or merged with another Person.

                  The Borrower has, since the date of the Credit Agreement, either changed its name or jurisdiction of organization, or both, or has consolidated or merged with another Person, which change, consolidation or merger: was consented to in advance by Lender in writing, and/or is more fully described in the statement of facts attached to this Certificate.

         C._______Events of Default.  I certify that:

         (Check one)

                  I have no knowledge of the occurrence of a Default or an Event of Default under the Credit Agreement, except as previously reported to the Lender in writing.

                  I have knowledge of a Default or an Event of Default under the Credit Agreement not previously reported to the Lender in writing, as more fully described in the statement of facts attached to this Certificate, and further, I acknowledge that the Lender may under the terms of the Credit Agreement impose the Default Rate at any time during the resulting Default Period.

         D._______Litigation Matters. I certify that:

         (Check one)

                  I have no knowledge of any material adverse change to the litigation exposure of the Borrower or any of its Affiliates or of any Guarantor.

                  I have knowledge of material adverse changes to the litigation exposure of the Borrower or any of its Affiliates or of any Guarantor not previously disclosed in Schedule 5.7, as more fully described in the statement of facts attached to this Certificate.

         E._______Financial Covenants. I further certify that for any Reporting Date ending as of a fiscal quarter:

         (Check and complete each of the following)

     1._______Minimum  Tangible  Net Worth.  Pursuant  to Section  6.2(a) of the
          Credit Agreement, as of the Reporting Date, the Borrower's Tangible Net Worth was $____________ , which satisfies does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date.

     2._______Minimum Net Income (non-cumulative). Pursuant to Section 6.2(b) of the Credit Agreement, as of the Reporting Date, the Borrower's Net Income was $______, which satisfies does not satisfy the requirement that Net Income be not less than $_______ on the Reporting Date.

     3._______Minimum Net Cash Flow (non-cumulative). Pursuant to Section 6.2(c)
          of the Credit Agreement, as of the Reporting Date, the Borrower's Net Cash Flow was $______, which satisfies does not satisfy the requirement that Net Income be not less than $_______ on the Reporting Date.

     4._______Capital  Expenditures.  Pursuant  to Section  6.2(d) of the Credit
          Agreement, for the year-to-date period ending on the Reporting Date, the Borrower has expended or contracted to expend during the fiscal year ended [_______________, 200___,_] for Capital Expenditures, $___________________ in the aggregate and at most [_$_______________]
          in any one transaction, which satisfies does not satisfy the requirement that such expenditures not exceed $__________ in the aggregate and $___________ for any one transaction during such year.

     5._______Minimum  Excess  Availability.  Pursuant to Section  6.2(e) of the
          Credit Agreement, during the Reporting Date the Borrower's Availability was $______, which satisfies does not satisfy the requirement that Availability be not less than $200,000 at any time during the term of the Credit Agreement.

     6._______Salaries. The Borrower has not paid excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation, or increased the salary, bonus, commissions, consultant fees or other compensation of any Director, Officer or consultant, or any member of their families, by more than ten percent (10%) as of the Reporting Date over the amount paid in the Borrower's previous fiscal year, either individually or for all such persons in the aggregate, and has not paid any increase from any source other than profits earned in the year of payment, and as a consequence Borrower is is not in compliance with Section 6.8 of the Credit Agreement.

         Attached are statements of all relevant facts and computations in reasonable detail sufficient to evidence Borrower's compliance with the financial covenants referred to above, which computations were made in accordance with GAAP.

                                    PATRICK HACKETT HARDWARE COMPANY


                                    By:___________________________________
                                       Its Chief Financial Officer

NJ 226,319,137v9 2/15/2008
Credit and Security Agreement ver. 1

                   Exhibit C to Credit and Security Agreement


                                    PREMISES


         The Premises referred to in the Credit and Security Agreement are identified as follows:

                          [To be completed by Borrower]

                                     S-5.1-1

NJ 226,319,137v9 2/15/2008
Credit and Security Agreement ver. 1

                                        S-6
                  Schedule 5.1 to Credit and Security Agreement


        TRADE NAMES, CHIEF EXECUTIVE OFFICE, PRINCIPAL PLACE OF BUSINESS,
                           AND LOCATIONS OF COLLATERAL


                                   TRADE NAMES


                          [To be completed by Borrower]

               CHIEF EXECUTIVE OFFICE/PRINCIPAL PLACE OF BUSINESS

                          [To be completed by Borrower]

                     OTHER INVENTORY AND EQUIPMENT LOCATIONS

                          [To be completed by Borrower]

                                     S-5.2-1

NJ 226,319,137v9 2/15/2008
Credit and Security Agreement ver. 1                     S-6
                  Schedule 5.2 to Credit and Security Agreement


                     CAPITALIZATION AND ORGANIZATIONAL CHART


------------------------------- ---------------------------- ---------------------------- -----------------------
Holder                          Type of Rights/Stock         No. of shares (after         Percent interest on a
                                                             exercise of all rights to    fully diluted basis
                                                             acquire shares)
-----------------------------------------------------------------------------------------------------------------
Attach organizational chart showing the ownership structure of all Subsidiaries of the Borrower.

                          [To be completed by Borrower]

                                     S-5.5-1

NJ 226,319,137v9 2/15/2008
Credit and Security Agreement ver. 1                     S-6
                  Schedule 5.5 to Credit and Security Agreement


                                  SUBSIDIARIES

                          [To be completed by Borrower]

                                     S-5.2-1

NJ 226,319,137v9 2/15/2008
Credit and Security Agreement ver. 1                     S-6
                  Schedule 5.7 to Credit and Security Agreement


                   LITIGATION MATTERS IN EXCESS OF $50,000.00

                          [To be completed by Borrower]

                                    S-5.11-1

NJ 226,319,137v9 2/15/2008
Credit and Security Agreement ver. 1                     S-6
                 Schedule 5.11 to Credit and Security Agreement


                        INTELLECTUAL PROPERTY DISCLOSURES

                          [To be completed by Borrower]

                                     S-5.2-1

NJ 226,319,137v9 2/15/2008
Credit and Security Agreement ver. 1                     S-6
                 Schedule 5.14 to Credit and Security Agreement


                             ENVIRONMENTAL MATTERS

                          [To be completed by Borrower]

                                     S-6.3-1
4817-2735-61604817-2735-6160
NJ 226,319,137v9 2/15/2008
Credit and Security Agreement ver. 1                     S-6
                  Schedule 6.3 to Credit and Security Agreement


                                 PERMITTED LIENS


Creditor      Collateral      Jurisdiction    Filing Date        Filing No.
--------      ----------      ------------    -----------        ----------







                          [To be completed by Borrower]

                                     S-6.4-1
NJ 226,319,137v9 2/15/2008


                  Schedule 6.4 to Credit and Security Agreement


                      Permitted Indebtedness and Guaranties


                                  INDEBTEDNESS


Creditor   Principal Amount   Maturity Date     Monthly Payment   Collateral




                          [To be completed by Borrower]


                                   GUARANTIES


Primary Obligor       Amount and Description of         Beneficiary of Guaranty
                      Indebtedness Guaranteed



                          [To be completed by Borrower]

                                    S-6.18-1
NJ 226,319,137v9 2/15/2008
                                  Schedule 6.18


 Transaction between WiseBuys Stores, Inc. and Patrick Hackett Hardware Company